UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07972
Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds
Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106
Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106
Registrant’s telephone number, including area code:	(800) 523-1918
Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2021

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Diversified Income Fund

October 31, 2021

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Diversified Income Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of October 31, 2021, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Diversified Income Fund	November 9, 2021 (Unaudited)

Performance preview (for the year ended October 31, 2021)
Delaware Diversified Income Fund (Institutional Class shares)	1-year return	+2.27%
Delaware Diversified Income Fund (Class A shares)	1-year return	+1.90%
Bloomberg US Aggregate Index (benchmark)	1-year return	-0.48%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks maximum long-term total return, consistent with reasonable risk.

Market review

The 12-month period ended October 31, 2021, began on a positive note. The emergence and distribution of vaccines created a sense of optimism that was central both to market performance and the Fund’s positioning. Supply chain disruptions and rising concerns about inflationary pressure were significant themes throughout the year. As the period unfolded, inflationary forces increased.

Shifting fiscal and monetary policy was another important theme. During the 12-month period, the expectation that the US Federal Reserve would maintain low interest rates through 2023-2024 gave way to anticipation that the Fed may begin raising rates as early as mid-2022. This affected interest rates and generated considerable market volatility.

Throughout the pandemic, fiscal policy measures supported economic growth. However, entering the second half of the Fund’s fiscal year, growing uncertainty about the future of both monetary and fiscal policy led us to build more defensive positions within the Fund’s portfolio for the remainder of the period.

Overall sector allocation significantly drove Fund performance, as we leaned toward high yield, emerging markets debt, investment grade corporate bonds, and commercial mortgage-backed securities (CMBS).

Portfolio management review
Delaware Diversified Income Fund

Within the Fund

For the fiscal year ended October 31, 2021, Delaware Diversified Income Fund outperformed its benchmark, the Bloomberg US Aggregate Index. The Fund’s Institutional Class shares gained 2.27%. The Fund’s Class A shares advanced 1.90% at net asset value and declined 2.63% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark declined 0.48%. For complete, annualized performance of Delaware Diversified Income Fund, please see the table on page 5.

Throughout the fiscal year, we positioned the Fund’s portfolio in response to the market forces outlined above. First, late in 2020 and early in 2021, we adopted a barbell liquidity and risk strategy in which we added exposure to segments of the market that we thought were most likely to continue benefiting as the economy recovered from the pandemic. These included high yield bonds and emerging markets debt. We also added investment grade segments that we found attractive, such as airlines and energy, while reducing exposure to some less-attractive lower yielding investment grade corporate bonds. Then, as tightening spreads began to price in an increasingly optimistic view of the recovery, we gradually began to build a liquid capital reserve in the form of Treasurys and mortgage-backed securities (MBS).

In response to inflationary concerns, we added exposure to Treasury inflation-protected securities (TIPS) as a hedge against inflation. We retained that position while TIPS remained attractively valued, in our view. Beginning in early 2021, however, we thought that TIPS had become fully priced, reflecting fairly high and pervasive inflation expectations, and we exited the position. Although the TIPS exposure had benefited the Fund, we no longer believed that TIPS offered attractive risk-adjusted returns as an inflation hedge for the longer run.

Late in 2020 and early in 2021, as we recognized that 10-year Treasury rates of about 0.50% were likely not sustainable, we incrementally reduced the Fund’s duration. We subsequently retained a modest short duration for the remainder of the fiscal year. Without anticipating a major change in interest rates, we did expect modest pressure on rates, which proved to be an appropriate position.

From a high-level perspective, overall sector allocation significantly drove Fund performance, as we leaned toward high yield, emerging markets debt, investment grade corporate bonds, and CMBS while avoiding government debt, to benefit from the economic recovery.

Security selection also helped performance, as did the decision to own TIPS for most of the Fund’s fiscal year. Our yield curve management produced mixed results. The Fund benefited from its modest short duration throughout the fiscal year. However, we also positioned the Fund to benefit from a modest steepening of the yield curve, in which longer-term yields would rise more than short-term yields. That positioning – overweight intermediate bonds with corresponding underweights in the short-term and very long-term parts of the yield curve – was a net detractor from the Fund’s performance as the yield curve flattened late in the fiscal year.

At the sector level, the leading contributors were high yield and bank loan exposure and emerging markets debt. Overweight allocations to non-agency securitized sectors, CMBS, residential mortgage-backed securities (RMBS), and certain asset-backed securities (ABS) were all positive.

In addition to the negative effect from the yield curve positioning, exposure to sovereign emerging markets debt, largely US dollar-denominated securities, detracted from the Fund’s performance. That market segment became more volatile in the second half of the fiscal year as numerous emerging markets were susceptible to inflationary pressure stemming from the pandemic recovery. The Chinese government’s more-restrictive policies also had a negative effect on emerging markets debt.

Specific securities that contributed to the Fund’s performance included Marathon Oil Corp. and Energy Transfer LP in the energy sector. Energy analysts expressed that both companies were particularly well positioned to recover. These investment grade securities offered significant yields in 2020 against the backdrop of healthy business models and delivered outsized returns. The Fund also owned Energy Transfer subordinated debt, which is rated below investment grade.

Within the airlines sector, the Fund was overweight Delta Air Lines Inc. and United Airlines Inc. in a variety of securities from these two issuers. That gave the Fund significant exposure to domestic travel, where there was ample access to liquidity in the market as it recovered. Both issuers’ securities performed well as travel, particularly domestically in the US, began to recover.

The Fund had no significant detractors during the fiscal year. Modest relative detractors included limited exposure to sovereign bonds issued by Turkey and Brazil, both emerging markets. Also within emerging markets, the Fund had a small amount of exposure to what we deemed to be the strongest performers within the Chinese property market. We entered that market on a bond-by-bond basis, as we identified those that we felt were in the most attractive positions. The two Chinese property names in which the Fund had modest exposure, KWG Group Holdings Ltd. and CIFI Holdings Group Co. Ltd., detracted minimally from relative performance.

Assessing market risks and opportunities at fiscal year end, we foresee risks associated with anticipated transitions for both monetary and fiscal policy. On monetary policy, because of higher-than-expected inflationary indicators, the Fed could have to shift to a tightening regime sooner than expected.

The Fed also finds itself in a difficult position regarding its attempts to address income inequality. On the one hand, continued inflationary pressure is hurting lower income earners. On the other hand, if the Fed tightens too soon or too aggressively, it could tip an otherwise still fragile economy into recession. We believe that interest rate volatility is likely to persist in the near term.

The expectations and momentum surrounding fiscal policy have shifted sharply from early in 2021. In our opinion, we could soon find out whether underlying economic demand is strong enough to withstand a tightening of fiscal and monetary policy. We also see a transitioning of global monetary policy away from the historically accommodative policies of the past two years.

Valuations have become quite strained across the entire fixed income market. We see near all-time-high valuations in segments ranging from high yield and emerging markets debt to securitized credit. Additionally, low dispersion in valuations indicates a lack of differentiation of risks. However, demand for yield remains healthy, and the chase for yield has continued to drive the demand for US dollar-denominated assets.

Taking all of that into account, the economy remains in recovery mode. Accordingly, at fiscal year end, we have opted to retain but reduce exposure to higher-risk segments, including high yield and emerging markets debt, in an attempt to significantly reduce portfolio risk and increase liquidity. Our underlying objective is to be prepared to move quickly toward opportunities created by market dislocations when they occur.

We have used derivatives primarily for risk-management purposes. The Fund uses interest rate futures to manage yield-curve risk and broader portfolio risks. We may use interest rate options to protect against large changes in interest rates. Currency forwards are generally

Portfolio management review
Delaware Diversified Income Fund

used to hedge non-US dollar risk back to US dollars. We might also use foreign exchange (FX) forwards to gain access to a particular currency. However, we generally do that more directly through the bond market. Overall, these derivatives had a negative effect that was generally not material to the Fund’s performance (that is, it amounted to less than 0.50 percentage points during the fiscal year).

Performance summary
Delaware Diversified Income Fund	October 31, 2021 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2021
	1 year	5 year	10 year	Lifetime
Class A (Est. December 29, 1997)
Excluding sales charge	+1.90%	+4.13%	+3.66%	+6.27%
Including sales charge	-2.63%	+3.16%	+3.19%	+6.06%
Class C (Est. October 28, 2002)
Excluding sales charge	+1.25%	+3.35%	+2.89%	+5.04%
Including sales charge	+0.26%	+3.35%	+2.89%	+5.04%
Class R (Est. June 2, 2003)
Excluding sales charge	+1.76%	+3.87%	+3.40%	+4.98%
Including sales charge	+1.76%	+3.87%	+3.40%	+4.98%
Institutional Class (Est. October 28, 2002)
Excluding sales charge	+2.27%	+4.38%	+3.92%	+6.09%
Including sales charge	+2.27%	+4.38%	+3.92%	+6.09%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+2.35%	+4.45%	—	+4.51%
Including sales charge	+2.35%	+4.45%	—	+4.51%
Bloomberg US Aggregate Index	-0.48%	+3.10%	+3.00%	+4.13%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
[1]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during

Performance summary
Delaware Diversified Income Fund

the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.45% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.36% of the Fund’s Class R6 shares’ average daily net assets, from November 1, 2020 to October 31, 2021.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	0.87%	1.62%	1.12%	0.62%	0.53%
Net expenses (including fee waivers, if any)	0.70%	1.45%	0.95%	0.45%	0.36%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

*	The aggregate contractual waiver period covering this report is from February 28, 2020 through March 1, 2022.

Performance summary
Delaware Diversified Income Fund

Performance of a $10,000 investment1

Average annual total returns from October 31, 2011 through October 31, 2021

For period beginning October 31, 2011 through October 31, 2021	Starting value	Ending value
Delaware Diversified Income Fund — Institutional Class shares	$10,000	$14,691
Delaware Diversified Income Fund — Class A shares	$9,550	$13,685
Bloomberg US Aggregate Index	$10,000	$13,437

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on October 31, 2011, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index as of October 31, 2011. The Bloomberg US Aggregate Index is a broad composite that tracks the investment grade US bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPDFX	246248744
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587
Class R6	DPZRX	245917612

Disclosure of Fund expenses
For the six-month period from May 1, 2021 to October 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2021 to October 31, 2021.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/21	10/31/21	Expense Ratio	5/1/21 to 10/31/21*
Actual Fund return†
Class A	$1,000.00	$1,009.60	0.69%	$3.50
Class C	1,000.00	1,005.80	1.44%	7.28
Class R	1,000.00	1,008.40	0.94%	4.76
Institutional Class	1,000.00	1,010.90	0.44%	2.23
Class R6	1,000.00	1,011.30	0.36%	1.83
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.73	0.69%	$3.52
Class C	1,000.00	1,017.95	1.44%	7.32
Class R	1,000.00	1,020.47	0.94%	4.79
Institutional Class	1,000.00	1,022.99	0.44%	2.24
Class R6	1,000.00	1,023.39	0.36%	1.84

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation
Delaware Diversified Income Fund	As of October 31, 2021 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.
The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	2.66%
Agency Commercial Mortgage-Backed Securities	0.25%
Agency Mortgage-Backed Securities	20.26%
Collateralized Debt Obligations	1.82%
Convertible Bond	0.20%
Corporate Bonds	39.07%
Banking	7.67%
Basic Industry	2.94%
Brokerage	0.71%
Capital Goods	1.20%
Communications	6.03%
Consumer Cyclical	1.97%
Consumer Non-Cyclical	4.47%
Electric	3.22%
Energy	4.98%
Finance Companies	1.10%
Insurance	0.89%
Natural Gas	0.07%
Real Estate	0.22%
Technology	1.61%
Transportation	1.86%
Utilities	0.13%
Municipal Bonds	0.03%
Non-Agency Asset-Backed Securities	1.64%
Non-Agency Collateralized Mortgage Obligations	2.09%
Non-Agency Commercial Mortgage-Backed Securities	8.92%
Loan Agreements	4.27%
Sovereign Bonds	4.61%
Supranational Banks	0.05%
US Treasury Obligations	9.60%
Common Stock	0.00%
Short-Term Investments	6.66%
Securities Lending Collateral	1.00%
Total Value of Securities	103.13%
Obligation to Return Securities Lending Collateral	(1.00%	)
Liabilities Net of Receivables and Other Assets	(2.13%	)
Total Net Assets	100.00%

Schedule of investments
Delaware Diversified Income Fund	October 31, 2021

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations – 2.66%
Fannie Mae Connecticut Avenue Securities
Series 2017-C04 2M2 2.939% (LIBOR01M +
2.85%) 11/25/29 ●	1,429,830	$1,466,564
Series 2018-C02 2M2 2.289% (LIBOR01M +
2.20%, Floor 2.20%) 8/25/30 ●	1,743,727	1,760,365
Series 2018-C03 1M2 2.239% (LIBOR01M +
2.15%, Floor 2.15%) 10/25/30 ●	2,295,871	2,320,262
Series 2018-C05 1M2 2.439% (LIBOR01M +
2.35%, Floor 2.35%) 1/25/31 ●	1,844,833	1,867,339
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 ●	4,449	4,784
Series 2002-T19 A1 6.50% 7/25/42	49,723	57,527
Series 2004-T1 1A2 6.50% 1/25/44	13,823	15,934
Fannie Mae REMIC Trust
Series 2002-W6 2A 7.50% 6/25/42 ●	11,922	13,454
Series 2003-W1 2A 5.529% 12/25/42 ●	7,153	7,815
Series 2004-W11 1A2 6.50% 5/25/44	138,156	159,914
Fannie Mae REMICs
Series 2011-118 DC 4.00% 11/25/41	73,430	77,718
Series 2013-44 Z 3.00% 5/25/43	50,664	51,883
Series 2015-34 OK 0.903% 3/25/44 Ω, ^	454,298	443,971
Series 2017-40 GZ 3.50% 5/25/47	1,941,548	2,066,622
Freddie Mac Multifamily Structured Pass Through
Certificates
Series X3FX A2FX 3.00% 6/25/27 ◆	4,515,000	4,788,704
Freddie Mac REMICs
Series 4676 KZ 2.50% 7/15/45	1,807,368	1,837,088
Freddie Mac Structured Agency Credit Risk Debt
Notes
Series 2017-DNA3 M2 2.589% (LIBOR01M +
2.50%) 3/25/30 ●	1,920,000	1,961,014
Series 2017-HQA2 M2AS 1.139% (LIBOR01M +
1.05%) 12/25/29 ●	3,196,218	3,210,894
Series 2018-HQA1 M2 2.389% (LIBOR01M +
2.30%) 9/25/30 ●	2,798,168	2,821,606
Freddie Mac Structured Agency Credit Risk REMIC
Trust
Series 2019-HQA4 M2 144A 2.139% (LIBOR01M +
2.05%) 11/25/49 #, ●	955,486	957,585
Series 2020-DNA2 M2 144A 1.939% (LIBOR01M +
1.85%, Floor 1.85%) 2/25/50 #, ●	1,220,455	1,229,709
Series 2020-DNA6 M2 144A 2.049% (SOFR +
2.00%) 12/25/50 #, ●	9,400,000	9,470,432

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk REMIC
Trust
Series 2020-HQA2 M2 144A 3.189% (LIBOR01M +
3.10%) 3/25/50 #, ●	3,011,587	$3,043,710
Series 2021-DNA1 M2 144A 1.849% (SOFR +
1.80%) 1/25/51 #, ●	19,600,000	19,618,461
Series 2021-DNA3 M2 144A 2.149% (SOFR +
2.10%) 10/25/33 #, ●	6,770,000	6,910,676
Series 2021-DNA5 M2 144A 1.699% (SOFR +
1.65%) 1/25/34 #, ●	8,500,000	8,548,166
Series 2021-HQA1 M2 144A 2.299% (SOFR +
2.25%) 8/25/33 #, ●	19,600,000	19,821,088
Series 2021-HQA2 M2 144A 2.099% (SOFR +
2.05%) 12/25/33 #, ●	13,430,000	13,531,053
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ◆	13,671	16,038
Series T-58 2A 6.50% 9/25/43 ◆	228,932	260,816
GNMA
Series 2013-113 LY 3.00% 5/20/43	862,000	916,428
Series 2013-182 CZ 2.50% 12/20/43	1,666,260	1,710,028
Total Agency Collateralized Mortgage Obligations (cost $108,961,856)		110,967,648

Agency Commercial Mortgage-Backed Securities – 0.25%
FREMF Mortgage Trust
Series 2012-K22 B 144A 3.686% 8/25/45 #, ●	4,470,000	4,568,824
Series 2014-K37 B 144A 4.56% 1/25/47 #, ●	4,550,000	4,865,912
Series 2015-K44 B 144A 3.669% 1/25/48 #, ●	1,000,000	1,059,753
Series 2017-K71 B 144A 3.753% 11/25/50 #, ●	80,000	86,798
Total Agency Commercial Mortgage-Backed Securities (cost $10,516,180)		10,581,287

Agency Mortgage-Backed Securities – 20.26%
Fannie Mae
3.00% 2/1/57	154,329	164,560
Fannie Mae S.F. 15 yr
2.00% 3/1/36	3,035,445	3,133,762
2.50% 7/1/36	35,925,721	37,402,932
Fannie Mae S.F. 20 yr
2.00% 3/1/41	9,299,537	9,477,489
2.00% 4/1/41	4,239,271	4,300,237
2.00% 5/1/41	8,611,711	8,776,501
3.00% 9/1/37	3,224,766	3,427,186

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
2.00% 11/1/50	11,658,464	$11,701,869
2.00% 12/1/50	17,742,359	17,778,847
2.00% 1/1/51	13,418,011	13,430,781
2.00% 2/1/51	9,622,315	9,668,582
2.00% 3/1/51	19,297,494	19,311,542
2.00% 5/1/51	3,441,047	3,447,254
2.00% 6/1/51	13,071,735	13,149,008
2.00% 8/1/51	4,117,751	4,141,774
2.50% 9/1/50	8,955,725	9,270,524
2.50% 10/1/50	7,504,218	7,746,431
2.50% 11/1/50	25,566,227	26,290,332
2.50% 1/1/51	9,649,937	9,917,836
2.50% 4/1/51	1,785,291	1,834,854
2.50% 5/1/51	6,285,555	6,468,715
2.50% 6/1/51	12,036,430	12,441,807
2.50% 7/1/51	43,188,118	44,425,641
2.50% 8/1/51	21,010,472	21,751,493
2.50% 9/1/51	14,181,604	14,575,309
2.50% 10/1/51	8,796,735	9,059,871
3.00% 10/1/46	768,266	812,491
3.00% 4/1/47	86,518	91,456
3.00% 11/1/48	2,998,927	3,160,011
3.00% 12/1/49	15,378,395	16,249,922
3.00% 3/1/50	96,068	100,184
3.00% 7/1/50	3,066,695	3,214,585
3.00% 8/1/50	9,441,987	9,894,650
3.00% 5/1/51	2,090,359	2,204,123
3.00% 7/1/51	20,230,919	21,380,077
3.00% 8/1/51	12,800,155	13,491,527
3.50% 7/1/47	7,605,826	8,201,867
3.50% 12/1/47	1,426,943	1,516,881
3.50% 1/1/48	5,163,602	5,481,601
3.50% 2/1/48	5,275,693	5,693,008
3.50% 11/1/48	4,056,218	4,300,864
3.50% 12/1/49	1,031,184	1,113,092
3.50% 1/1/50	4,858,955	5,132,932
3.50% 3/1/50	3,624,708	3,857,955
3.50% 8/1/50	7,303,738	7,811,965
3.50% 8/1/51	4,609,452	4,894,371
4.00% 4/1/47	1,765,400	1,929,252
4.00% 10/1/48	8,825,755	9,693,743

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 6/1/40	20,303	$22,677
4.50% 7/1/40	26,268	28,186
4.50% 2/1/41	1,968,887	2,182,650
4.50% 8/1/41	31,490	35,246
4.50% 4/1/44	219,437	245,977
4.50% 10/1/45	74,595	82,958
4.50% 2/1/46	23,639	26,266
4.50% 5/1/46	1,165,054	1,297,454
4.50% 4/1/48	2,288,328	2,554,600
4.50% 9/1/48	29,512	32,238
4.50% 1/1/49	12,419,522	13,723,005
4.50% 1/1/50	3,355,009	3,665,229
5.00% 7/1/47	375,589	429,447
5.00% 7/1/49	10,510,604	11,670,154
5.50% 5/1/44	24,703,758	28,689,390
6.00% 6/1/41	5,053,429	5,947,018
6.00% 7/1/41	13,849,790	16,347,212
6.00% 1/1/42	3,986,422	4,703,310
Fannie Mae S.F. 30 yr TBA
2.00% 11/1/51	36,745,000	36,744,283
2.50% 11/1/51	31,811,000	32,670,269
Freddie Mac S.F. 15 yr
2.00% 12/1/35	14,830,376	15,339,327
3.00% 3/1/35	32,589,741	34,442,256
Freddie Mac S.F. 20 yr
2.00% 3/1/41	10,642,683	10,833,159
2.00% 4/1/41	9,656,332	9,841,118
2.00% 6/1/41	1,416,050	1,443,149
2.50% 6/1/41	18,675,131	19,267,549
Freddie Mac S.F. 30 yr
2.00% 4/1/51	1,500,417	1,501,268
2.00% 9/1/51	14,572,009	14,602,816
2.00% 11/1/51	5,989,000	5,992,399
2.50% 10/1/50	8,095,012	8,385,969
2.50% 11/1/50	7,173,066	7,400,671
2.50% 2/1/51	13,509,818	13,996,704
2.50% 10/1/51	19,509,000	20,203,345
3.00% 11/1/49	7,361,737	7,701,544
3.00% 12/1/49	2,235,567	2,341,178
3.00% 1/1/50	2,335,317	2,457,097
3.00% 5/1/51	17,940,507	19,253,481

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Freddie Mac S.F. 30 yr
3.00% 8/1/51	4,671,201	$4,939,197
3.50% 11/1/48	7,021,715	7,607,391
4.00% 7/1/47	581,881	627,395
4.50% 3/1/42	23,251	25,893
4.50% 4/1/49	2,944,897	3,232,180
4.50% 8/1/49	6,416,730	7,117,709
5.50% 9/1/41	7,395,233	8,623,350
GNMA I S.F. 30 yr
3.00% 3/15/50	1,640,478	1,704,955
GNMA II S.F. 30 yr
3.00% 8/20/50	2,976,447	3,147,660
5.50% 5/20/37	346,224	403,078
6.50% 6/20/39	2,044	2,391
Total Agency Mortgage-Backed Securities (cost $846,922,926)		846,853,492

Collateralized Debt Obligations – 1.82%
AMMC CLO 22
Series 2018-22A A 144A 1.154% (LIBOR03M +
1.03%, Floor 1.03%) 4/25/31 #, ●	4,400,000	4,407,647
Apex Credit CLO
Series 2018-1A A2 144A 1.154% (LIBOR03M +
1.03%) 4/25/31 #, ●	11,200,000	10,976,739
Atlas Senior Loan Fund X
Series 2018-10A A 144A 1.214% (LIBOR03M +
1.09%) 1/15/31 #, ●	5,794,992	5,799,825
Black Diamond CLO
Series 2017-2A A2 144A 1.432% (LIBOR03M +
1.30%, Floor 1.30%) 1/20/32 #, ●	2,800,000	2,795,786
Catamaran CLO
Series 2014-1A A1BR 144A 1.518% (LIBOR03M +
1.39%) 4/22/30 #, ●	5,000,000	5,027,355
ICG US CLO
Series 2014-1A A1A2 144A 1.332% (LIBOR03M +
1.20%, Floor 1.20%) 10/20/34 #, ●	3,000,000	2,999,247
Man GLG US CLO
Series 2018-1A A1R 144A 1.272% (LIBOR03M +
1.14%) 4/22/30 #, ●	14,700,000	14,713,921
Midocean Credit CLO IX
Series 2018-9A A1 144A 1.282% (LIBOR03M +
1.15%, Floor 1.15%) 7/20/31 #, ●	2,250,000	2,251,523

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Collateralized Debt Obligations (continued)
Octagon Investment Partners 51
Series 2021-1A A 144A 1.282% (LIBOR03M +
1.15%, Floor 1.15%) 7/20/34 #, ●	7,250,000	$7,264,819
Saranac CLO VII
Series 2014-2A A1AR 144A 1.361% (LIBOR03M +
1.23%) 11/20/29 #, ●	245,987	245,686
Signal Peak CLO 5
Series 2018-5A A 144A 1.234% (LIBOR03M +
1.11%, Floor 1.11%) 4/25/31 #, ●	8,400,000	8,412,155
Sounds Point CLO IV-R
Series 2013-3RA A 144A 1.272% (LIBOR03M +
1.15%, Floor 1.15%) 4/18/31 #, ●	6,000,000	5,996,700
Steele Creek CLO
Series 2017-1A A 144A 1.374% (LIBOR03M +
1.25%) 10/15/30 #, ●	3,250,000	3,246,679
Venture 42 CLO
Series 2021-42A A1A 144A 1.254% (LIBOR03M +
1.13%, Floor 1.13%) 4/15/34 #, ●	300,000	299,924
Zais CLO 17
Series 2021-17A A1A 144A 1.491% (LIBOR03M +
1.33%, Floor 1.33%) 10/20/33 #, ●	1,500,000	1,499,615
Total Collateralized Debt Obligations (cost $76,051,004)		75,937,621

Convertible Bond – 0.20%
Kaman 3.25% exercise price $65.26, maturity date
5/1/24	8,044,000	8,175,117
Total Convertible Bond (cost $8,197,305)		8,175,117

Corporate Bonds – 39.07%
Banking – 7.67%
Access Bank
144A 6.125% 9/21/26 #	1,170,000	1,175,967
144A 9.125% 10/7/26 #, µ, ψ	1,300,000	1,288,820
Akbank TAS 144A 6.80% 2/6/26 #	1,795,000	1,850,825
Ally Financial 4.70% 5/15/26 µ, ψ	4,110,000	4,271,831
Banco Continental 144A 2.75% 12/10/25 #	2,565,000	2,545,442
Banco de Bogota 144A 6.25% 5/12/26 #	1,075,000	1,175,792
Banco de Credito e Inversiones 144A 2.875%
10/14/31 #	1,665,000	1,640,441
Banco del Estado de Chile 144A 2.704% 1/9/25 #	425,000	438,768
Banco GNB Sudameris 144A 7.50% 4/16/31 #, µ	2,075,000	2,104,112
Banco Industrial 144A 4.875% 1/29/31 #, µ	1,985,000	1,990,846

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Banco Mercantil del Norte 144A 8.375%
10/14/30 #, µ, ψ	970,000	$1,135,249
Banco Nacional de Panama 144A 2.50% 8/11/30 #	505,000	476,846
Banco Santander Mexico Institucion de Banca
Multiple Grupo Financiero 144A 5.95%
10/1/28 #, µ	1,125,000	1,204,144
Bangkok Bank 144A 5.00% 9/23/25 #, µ, ψ	1,140,000	1,178,475
Bank Hapoalim 144A 3.255% 1/21/32 #, µ	2,145,000	2,153,087
Bank Leumi Le-Israel 144A 3.275% 1/29/31 #, µ	1,520,000	1,539,570
Bank of America 2.482% 9/21/36 µ	28,035,000	27,282,123
Bank of China 144A 5.00% 11/13/24 #	1,200,000	1,315,587
Bank of Georgia 144A 6.00% 7/26/23 #	1,790,000	1,905,849
Bank of New York Mellon 4.70% 9/20/25 µ, ψ	6,728,000	7,338,230
Barclays
2.667% 3/10/32 µ	2,915,000	2,905,039
3.811% 3/10/42 µ	8,878,000	9,432,010
5.20% 5/12/26	8,021,000	9,075,160
BBVA Bancomer 144A 5.125% 1/18/33 #, µ	1,051,000	1,085,520
BBVA USA 3.875% 4/10/25	6,005,000	6,491,794
BDO Unibank 2.125% 1/13/26	2,285,000	2,317,109
Citigroup
2.52% 11/3/32 µ	3,960,000	3,951,823
4.00% 12/10/25 µ, ψ	1,385,000	1,417,894
Credit Agricole 144A 2.811% 1/11/41 #	14,973,000	14,314,902
Credit Suisse Group
144A 2.593% 9/11/25 #, µ	2,760,000	2,839,008
144A 4.194% 4/1/31 #, µ	4,720,000	5,226,018
144A 4.50% 9/3/30 #, *, µ, ψ	2,170,000	2,115,099
144A 5.25% 2/11/27 #, µ, ψ	2,360,000	2,457,350
144A 7.25% 9/12/25 #, µ, ψ	4,440,000	4,928,356
Deutsche Bank
3.547% 9/18/31 µ	7,170,000	7,592,864
3.729% 1/14/32 µ	6,775,000	6,950,399
Development Bank of Kazakhstan 144A 2.95%
5/6/31 #	500,000	495,300
Emirates NBD Bank PJSC 2.625% 2/18/25	1,405,000	1,464,537
Goldman Sachs Group
1.542% 9/10/27 µ	20,230,000	19,897,943
2.65% 10/21/32 µ	1,720,000	1,734,061
Hana Bank 144A 1.25% 12/16/26 #	940,000	924,775
ICICI Bank 144A 4.00% 3/18/26 #	1,410,000	1,510,120

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
JPMorgan Chase & Co.
1.47% 9/22/27 µ	1,280,000	$1,257,193
2.58% 4/22/32 µ	9,340,000	9,418,351
3.328% 4/22/52 µ	1,215,000	1,314,123
4.023% 12/5/24 µ	13,680,000	14,551,126
4.60% 2/1/25 µ, ψ	3,570,000	3,656,097
Morgan Stanley
2.484% 9/16/36 µ	13,558,000	13,182,298
2.511% 10/20/32 µ	1,825,000	1,822,060
5.00% 11/24/25	6,415,000	7,228,042
NBK SPC 144A 1.625% 9/15/27 #, µ	2,835,000	2,788,747
NongHyup Bank 144A 0.875% 7/28/24 #	1,140,000	1,134,784
Oversea-Chinese Banking 144A 4.25% 6/19/24 #	1,745,000	1,873,920
PNC Bank 4.05% 7/26/28	6,875,000	7,777,549
PNC Financial Services Group 2.60% 7/23/26	8,800,000	9,250,009
QNB Finance 2.625% 5/12/25	3,270,000	3,388,508
Santander UK 144A 5.00% 11/7/23 #	180,000	193,432
Shinhan Financial Group 144A 3.34% 2/5/30 #, µ	1,055,000	1,090,720
SVB Financial Group
1.80% 10/28/26	2,145,000	2,142,232
1.80% 2/2/31	2,130,000	2,035,040
4.00% 5/15/26 *, µ, ψ	6,785,000	6,810,444
Truist Bank 2.636% 9/17/29 µ	15,293,000	15,851,057
Truist Financial
1.887% 6/7/29 µ	9,490,000	9,395,466
4.95% 9/1/25 µ, ψ	4,255,000	4,628,376
UBS Group
144A 4.125% 9/24/25 #	8,705,000	9,515,713
6.875% 8/7/25 µ, ψ	330,000	373,106
US Bancorp
1.45% 5/12/25	4,360,000	4,403,753
2.491% 11/3/36 µ	2,550,000	2,540,524
3.10% 4/27/26	140,000	149,362
3.60% 9/11/24	40,000	42,901
3.70% 1/15/27 µ, ψ	2,500,000	2,496,375
3.95% 11/17/25	495,000	545,874
US Bank 3.40% 7/24/23	250,000	261,947
Wells Fargo & Co. 3.90% 3/15/26 µ, ψ	6,300,000	6,422,062
		320,680,276

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry – 2.94%
AngloGold Ashanti Holdings
3.375% 11/1/28	1,170,000	$1,163,436
3.75% 10/1/30 *	1,140,000	1,154,353
Corp Nacional del Cobre de Chile
144A 3.70% 1/30/50 #	450,000	457,288
144A 4.25% 7/17/42 #	400,000	439,590
CSN Inova Ventures 144A 6.75% 1/28/28 #	1,545,000	1,642,721
Endeavour Mining 144A 5.00% 10/14/26 #	1,375,000	1,390,056
First Quantum Minerals
144A 6.875% 10/15/27 #	955,000	1,020,656
144A 7.50% 4/1/25 #	6,630,000	6,870,338
GC Treasury Center 144A 4.30% 3/18/51 #	1,875,000	2,081,143
Georgia-Pacific
144A 1.75% 9/30/25 #	2,465,000	2,501,135
144A 2.10% 4/30/27 #	1,965,000	1,998,470
144A 2.30% 4/30/30 #	4,085,000	4,150,140
8.00% 1/15/24	11,171,000	12,899,762
Gold Fields Orogen Holdings BVI 144A 6.125%
5/15/29 #, *	1,735,000	2,012,166
ICL Group 144A 6.375% 5/31/38 #	1,027,000	1,336,641
Indika Energy Capital IV 144A 8.25% 10/22/25 #	1,045,000	1,109,659
International Flavors & Fragrances 144A 3.268%
11/15/40 #	4,600,000	4,745,731
JSW Steel 144A 5.05% 4/5/32 #	835,000	849,677
Klabin Austria 144A 5.75% 4/3/29 #	1,195,000	1,302,550
LyondellBasell Industries 4.625% 2/26/55	5,345,000	6,648,849
MEGlobal Canada 144A 5.00% 5/18/25 #	1,085,000	1,190,680
Methanex 5.25% 12/15/29 *	7,585,000	8,049,581
Metinvest 144A 7.65% 10/1/27 #	1,633,000	1,798,235
Minera Mexico 144A 4.50% 1/26/50 #	1,130,000	1,236,209
Newmont
2.25% 10/1/30	7,470,000	7,340,629
2.80% 10/1/29	11,440,000	11,795,594
OCP
144A 3.75% 6/23/31 #	1,150,000	1,129,809
144A 4.50% 10/22/25 #	595,000	635,081
144A 5.125% 6/23/51 #	995,000	972,349
Olin 5.625% 8/1/29 *	2,025,000	2,214,297
Phosagro OAO Via Phosagro Bond Funding DAC
144A 3.949% 4/24/23 #	1,005,000	1,038,959

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Sasol Financing USA
4.375% 9/18/26	1,740,000	$1,770,537
5.875% 3/27/24	3,120,000	3,301,740
Sociedad Quimica y Minera de Chile 144A 4.375%
1/28/25 #	1,005,000	1,078,797
Suzano Austria 3.125% 1/15/32	1,270,000	1,201,592
Vale Overseas 3.75% 7/8/30	1,630,000	1,660,522
Vedanta Resources Finance II 144A 8.95% 3/11/25 #	4,265,000	4,335,415
Volcan Cia Minera 144A 4.375% 2/11/26 #	1,615,000	1,576,644
Westlake Chemical 3.125% 8/15/51	15,085,000	14,665,851
		122,766,882
Brokerage – 0.71%
B3 SA - Brasil Bolsa Balcao 144A 4.125% 9/20/31 #	2,465,000	2,363,196
Charles Schwab
4.00% 6/1/26 µ, ψ	3,405,000	3,508,512
5.375% 6/1/25 µ, ψ	6,935,000	7,645,144
Jefferies Group
2.625% 10/15/31	4,525,000	4,443,715
6.45% 6/8/27	3,845,000	4,748,062
6.50% 1/20/43	2,615,000	3,666,547
XP 144A 3.25% 7/1/26 #, *	3,650,000	3,495,787
		29,870,963
Capital Goods – 1.20%
Aeropuerto Internacional de Tocumen 144A 5.125%
8/11/61 #, *	1,865,000	1,950,361
Artera Services 144A 9.033% 12/4/25 #	4,645,000	4,965,482
Ashtead Capital
144A 1.50% 8/12/26 #	1,775,000	1,742,748
144A 2.45% 8/12/31 #	1,570,000	1,545,382
Boeing 3.75% 2/1/50 *	6,940,000	7,311,969
Cemex 144A 5.20% 9/17/30 #	1,300,000	1,409,252
Otis Worldwide
3.112% 2/15/40	3,332,000	3,434,173
3.362% 2/15/50	2,293,000	2,456,968
SAN Miguel Industrias Pet 144A 3.50% 8/2/28 #	2,385,000	2,348,939
Standard Industries 144A 3.375% 1/15/31 #	4,196,000	3,896,553
Teledyne Technologies
2.25% 4/1/28	5,455,000	5,489,424
2.75% 4/1/31	5,315,000	5,422,662
TransDigm 144A 6.25% 3/15/26 #	2,197,000	2,295,865

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Turkiye Sise ve Cam Fabrikalari 144A 6.95%
3/14/26 #	1,510,000	$1,636,091
UltraTech Cement 144A 2.80% 2/16/31 #	1,930,000	1,851,242
United Rentals North America 3.875% 2/15/31	2,426,000	2,446,985
		50,204,096
Communications – 6.03%
Altice Financing 144A 5.00% 1/15/28 #	2,080,000	2,006,930
Altice France 144A 5.50% 10/15/29 #	3,690,000	3,621,624
Altice France Holding 144A 6.00% 2/15/28 #	3,080,000	2,931,159
American Tower Trust #1 144A 3.07% 3/15/48 #	10,355,000	10,377,319
AT&T
3.10% 2/1/43	3,596,000	3,478,399
3.50% 6/1/41	5,059,000	5,227,442
3.50% 9/15/53	10,320,000	10,503,379
B2W Digital 144A 4.375% 12/20/30 #, *	1,790,000	1,667,081
Cellnex Finance 144A 3.875% 7/7/41 #	10,498,000	10,277,962
Charter Communications Operating
4.40% 12/1/61	11,634,000	12,371,154
4.464% 7/23/22	8,975,000	9,159,005
Clear Channel Outdoor Holdings 144A 7.75%
4/15/28 #, *	1,150,000	1,192,492
Comcast
3.20% 7/15/36	5,285,000	5,627,324
3.70% 4/15/24	305,000	325,338
Connect Finco 144A 6.75% 10/1/26 #	5,240,000	5,443,050
Crown Castle International
3.80% 2/15/28	1,770,000	1,941,820
4.30% 2/15/29	505,000	570,247
CSC Holdings
144A 4.625% 12/1/30 #	2,580,000	2,367,240
144A 5.50% 4/15/27 #	200,000	206,750
Digicel Group Holdings PIK 10.00% 4/1/24 >	1,185,406	1,197,260
Discovery Communications 4.00% 9/15/55	18,495,000	19,672,521
HTA Group 144A 7.00% 12/18/25 #	1,960,000	2,056,471
IHS Netherlands Holdco 144A 7.125% 3/18/25 #	1,875,000	1,942,969
Level 3 Financing 144A 3.625% 1/15/29 #	3,255,000	3,083,982
Ooredoo International Finance 144A 5.00%
10/19/25 #	790,000	899,103
Prosus 144A 3.832% 2/8/51 #	1,840,000	1,671,505
Sprint Spectrum 144A 4.738% 9/20/29 #	2,983,750	3,151,586

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Summit Digitel Infrastructure 144A 2.875% 8/12/31 #	2,150,000	$2,058,935
Telefonica Celular del Paraguay 144A 5.875%
4/15/27 #	1,100,000	1,142,625
Time Warner Cable 7.30% 7/1/38	10,225,000	14,733,933
Time Warner Entertainment 8.375% 3/15/23	5,655,000	6,239,833
T-Mobile USA
1.50% 2/15/26	2,235,000	2,221,330
2.55% 2/15/31	1,525,000	1,514,324
3.00% 2/15/41	9,670,000	9,320,711
144A 3.40% 10/15/52 #	6,205,000	6,186,728
3.50% 4/15/25	2,500,000	2,667,263
3.75% 4/15/27	3,350,000	3,636,089
Turk Telekomunikasyon 144A 6.875% 2/28/25 #	1,750,000	1,874,561
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	1,715,000	1,793,605
VEON Holdings 144A 3.375% 11/25/27 #	2,210,000	2,219,094
Verizon Communications
144A 2.355% 3/15/32 #	4,320,000	4,259,174
3.40% 3/22/41	5,315,000	5,582,472
4.50% 8/10/33	14,895,000	17,597,951
ViacomCBS
4.375% 3/15/43	9,090,000	10,408,314
4.95% 1/15/31	5,330,000	6,333,164
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	5,310,000	5,177,011
Vodafone Group
4.25% 9/17/50	3,280,000	3,849,870
4.875% 6/19/49	13,285,000	16,596,095
VTR Comunicaciones 144A 4.375% 4/15/29 #	2,000,000	2,019,400
Zayo Group Holdings 144A 6.125% 3/1/28 #	1,595,000	1,559,112
		251,962,706
Consumer Cyclical – 1.97%
Alibaba Group Holding 2.70% 2/9/41	2,180,000	1,997,395
Carnival 144A 7.625% 3/1/26 #	4,809,000	5,072,726
Falabella 144A 3.375% 1/15/32 #, *	1,170,000	1,162,688
Ford Motor Credit
2.90% 2/16/28	2,020,000	2,004,911
4.542% 8/1/26	12,645,000	13,631,689
Future Retail 144A 5.60% 1/22/25 #	1,295,000	779,616

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
General Motors
5.40% 10/2/23	1,905,000	$2,062,185
6.125% 10/1/25	1,905,000	2,211,742
6.60% 4/1/36	4,338,000	5,879,269
General Motors Financial
4.35% 4/9/25	3,860,000	4,201,645
5.25% 3/1/26	8,099,000	9,162,419
5.70% 9/30/30 µ, ψ	2,260,000	2,613,125
Hutama Karya Persero 144A 3.75% 5/11/30 #	400,000	428,085
Hyundai Capital America 144A 3.50% 11/2/26 #	1,310,000	1,393,191
JD.com 3.875% 4/29/26 *	1,390,000	1,493,271
MGM China Holdings 144A 4.75% 2/1/27 #	1,380,000	1,329,478
MGM Resorts International 4.75% 10/15/28	3,415,000	3,554,020
Nemak 144A 3.625% 6/28/31 #	1,775,000	1,663,920
Prime Security Services Borrower 144A 6.25%
1/15/28 #	6,130,000	6,290,912
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	3,305,000	3,366,969
Sands China
3.80% 1/8/26	1,335,000	1,344,832
4.375% 6/18/30	1,405,000	1,439,022
Scientific Games International 144A 8.25% 3/15/26 #	4,307,000	4,570,804
Six Flags Entertainment 144A 4.875% 7/31/24 #	3,375,000	3,404,531
Wynn Macau 144A 5.625% 8/26/28 #	1,165,000	1,089,659
		82,148,104
Consumer Non-Cyclical – 4.47%
AbbVie
2.95% 11/21/26	9,360,000	9,899,262
4.05% 11/21/39	9,497,000	10,926,596
Amgen
2.00% 1/15/32	2,705,000	2,599,431
2.80% 8/15/41	13,070,000	12,712,294
Anheuser-Busch InBev Worldwide
4.50% 6/1/50	11,545,000	14,320,976
4.70% 2/1/36	6,456,000	7,816,347
Auna 144A 6.50% 11/20/25 #	1,090,000	1,134,973
BAT Capital 2.259% 3/25/28	4,940,000	4,853,182
BAT International Finance 1.668% 3/25/26	2,980,000	2,947,929
Bausch Health 144A 6.25% 2/15/29 #	8,924,000	8,658,823
Bidvest Group UK 144A 3.625% 9/23/26 #	2,130,000	2,142,003

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
CVS Health
3.75% 4/1/30	2,100,000	$2,315,732
4.30% 3/25/28	11,829,000	13,398,159
4.78% 3/25/38	6,644,000	8,136,239
5.05% 3/25/48	2,860,000	3,765,153
Gilead Sciences 4.15% 3/1/47	10,000,000	11,918,692
HCA 7.58% 9/15/25	160,000	193,162
Kernel Holding 144A 6.50% 10/17/24 #	1,250,000	1,328,409
MHP 144A 6.25% 9/19/29 #	1,160,000	1,188,304
NBM US Holdings 144A 6.625% 8/6/29 #	1,315,000	1,433,363
New York & Presbyterian Hospital 4.063% 8/1/56	130,000	168,988
Pilgrim’s Pride 144A 5.875% 9/30/27 #	2,808,000	2,964,364
Rede D’or Finance 144A 4.50% 1/22/30 #	552,000	541,656
Regeneron Pharmaceuticals
1.75% 9/15/30	2,200,000	2,081,327
2.80% 9/15/50	3,635,000	3,430,609
Royalty Pharma 1.75% 9/2/27	1,815,000	1,781,102
Takeda Pharmaceutical
2.05% 3/31/30	3,505,000	3,430,668
3.025% 7/9/40	2,810,000	2,860,407
3.175% 7/9/50	9,235,000	9,455,940
Tenet Healthcare
144A 4.25% 6/1/29 #	4,760,000	4,824,403
144A 6.125% 10/1/28 #	3,395,000	3,568,824
Teva Pharmaceutical Finance Netherlands III 6.75%
3/1/28 *	2,050,000	2,247,313
Thermo Fisher Scientific 2.80% 10/15/41	10,900,000	10,961,657
Viatris
2.30% 6/22/27	730,000	737,736
2.70% 6/22/30	5,270,000	5,269,870
4.00% 6/22/50	10,090,000	10,844,761
		186,858,654
Electric – 3.22%
Abu Dhabi National Energy PJSC 144A 2.00%
4/29/28 #	1,960,000	1,955,023
Adani Electricity Mumbai 144A 3.867% 7/22/31 #	1,685,000	1,641,176
AES Andes 144A 7.125% 3/26/79 #, *, µ	1,555,000	1,629,205
Alfa Desarrollo 144A 4.55% 9/27/51 #	2,115,000	2,069,665

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
American Transmission Systems 144A 5.25%
1/15/22 #		5,910,000	$5,962,711
Azure Power Energy 144A 3.575% 8/19/26 #		1,125,000	1,136,728
Calpine
144A 4.50% 2/15/28 #		1,270,000	1,288,110
144A 5.00% 2/1/31 #		4,275,000	4,195,613
144A 5.125% 3/15/28 #		1,268,000	1,263,245
Cikarang Listrindo 144A 4.95% 9/14/26 #		1,794,000	1,837,504
CLP Power Hong Kong Financing 2.875% 4/26/23		955,000	981,745
Duke Energy 4.875% 9/16/24 µ, ψ		7,155,000	7,612,920
Electricite de France 2.875% 12/15/26 µ, ψ	EUR	4,000,000	4,742,920
Enel Finance International
144A 1.875% 7/12/28 #		1,710,000	1,678,865
144A 2.25% 7/12/31 #		1,860,000	1,822,355
144A 2.875% 7/12/41 #		6,725,000	6,563,373
Entergy Arkansas 4.20% 4/1/49		2,570,000	3,183,729
Entergy Louisiana 4.95% 1/15/45		685,000	743,006
Entergy Mississippi 3.85% 6/1/49		4,545,000	5,324,976
Entergy Texas 3.55% 9/30/49		2,160,000	2,342,558
Evergy Kansas Central 3.45% 4/15/50		3,230,000	3,538,503
FirstEnergy Transmission 144A 4.55% 4/1/49 #		2,615,000	3,061,986
India Cleantech Energy 144A 4.70% 8/10/26 #		1,250,000	1,260,781
Investment Energy Resources 144A 6.25% 4/26/29 #		1,545,000	1,657,113
Israel Electric 144A 5.00% 11/12/24 #		780,000	858,967
Louisville Gas and Electric 4.25% 4/1/49		8,025,000	9,965,352
Minejesa Capital 144A 5.625% 8/10/37 #		1,060,000	1,124,538
Mong Duong Finance Holdings 144A 5.125%
5/7/29 #		2,150,000	2,136,863
Oglethorpe Power 3.75% 8/1/50		4,332,000	4,739,847
Oryx Funding 144A 5.80% 2/3/31 #		1,950,000	2,079,445
Pacific Gas and Electric
2.10% 8/1/27		1,370,000	1,330,140
2.50% 2/1/31		2,020,000	1,931,101
3.25% 6/1/31		1,150,000	1,154,591
3.30% 8/1/40		9,864,000	9,322,923
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #		795,000	855,619
144A 5.25% 5/15/47 #		870,000	965,265
Perusahaan Perseroan Persero 144A 3.875%
7/17/29 #		1,600,000	1,694,000

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
PG&E 5.25% 7/1/30	3,570,000	$3,734,220
Saudi Electricity Global Sukuk 4 4.222% 1/27/24	1,620,000	1,730,081
Southern California Edison
3.65% 2/1/50	9,065,000	9,787,495
4.00% 4/1/47	1,720,000	1,914,929
4.875% 3/1/49	7,525,000	9,484,708
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	680,000	727,881
UEP Penonome II 144A 6.50% 10/1/38 #	1,399,589	1,466,196
		134,497,971
Energy – 4.98%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	1,295,000	1,509,219
BP Capital Markets 4.875% 3/22/30 µ, ψ	8,350,000	9,110,351
Chevron USA 3.90% 11/15/24	3,965,000	4,293,635
CNX Resources 144A 6.00% 1/15/29 #	7,670,000	8,101,437
Crestwood Midstream Partners 144A 6.00% 2/1/29 #	4,821,000	5,002,582
Devon Energy 4.75% 5/15/42	1,715,000	1,997,217
Ecopetrol
4.625% 11/2/31	3,075,000	3,056,227
5.375% 6/26/26	1,050,000	1,136,730
Energy Transfer
5.25% 4/15/29	1,975,000	2,295,101
6.25% 4/15/49	11,420,000	15,190,963
6.50% 11/15/26 µ, ψ	9,375,000	9,726,562
ENN Energy Holdings 144A 2.625% 9/17/30 #, *	1,790,000	1,765,747
Enterprise Products Operating
3.20% 2/15/52	14,770,000	14,590,544
3.30% 2/15/53	1,540,000	1,545,828
Equate Petrochemical 144A 2.625% 4/28/28 #	1,015,000	1,015,113
Equinor 1.75% 1/22/26	1,785,000	1,811,198
Galaxy Pipeline Assets Bidco
144A 2.625% 3/31/36 #	200,000	195,331
144A 2.94% 9/30/40 #	1,970,000	1,940,989
Gazprom PJSC via Gaz Finance 144A 3.25%
2/25/30 #	1,410,000	1,395,126
Geopark 144A 5.50% 1/17/27 #	2,070,000	2,059,288
Infraestructura Energetica Nova 144A 4.875%
1/14/48 #	1,060,000	1,085,424
KazMunayGas National JSC 144A 6.375%
10/24/48 #	679,000	875,034

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
KazTransGas JSC 144A 4.375% 9/26/27 #	3,016,000	$3,322,929
Kosmos Energy 144A 7.75% 5/1/27 #	1,170,000	1,171,661
Lukoil Capital DAC
144A 2.80% 4/26/27 #	2,615,000	2,615,952
144A 3.60% 10/26/31 #	2,315,000	2,312,609
Marathon Oil 4.40% 7/15/27	11,420,000	12,669,309
MC Brazil Downstream Trading 144A 7.25%
6/30/31 #	1,855,000	1,808,625
MPLX
1.75% 3/1/26	1,905,000	1,898,400
4.125% 3/1/27	6,130,000	6,762,653
Murphy Oil 5.875% 12/1/27	7,158,000	7,462,215
NuStar Logistics
5.625% 4/28/27	665,000	698,333
6.375% 10/1/30	6,373,000	6,993,443
Oil and Gas Holding 144A 7.625% 11/7/24 #	650,000	712,394
ONEOK 7.50% 9/1/23	8,310,000	9,165,270
PDC Energy 5.75% 5/15/26	3,395,000	3,496,850
Pertamina Persero 144A 3.65% 7/30/29 #	660,000	701,177
Petrobras Global Finance 6.75% 6/3/50	960,000	986,294
Petroleos Mexicanos
5.95% 1/28/31 *	5,590,000	5,510,762
6.49% 1/23/27	430,000	457,692
6.75% 9/21/47	1,662,000	1,473,463
Petronas Capital
144A 2.48% 1/28/32 #	800,000	792,405
144A 3.50% 4/21/30 #	600,000	645,031
PTTEP Treasury Center 144A 2.587% 6/10/27 #	1,810,000	1,854,754
Qatar Energy
144A 1.375% 9/12/26 #	730,000	721,630
144A 2.25% 7/12/31 #	2,565,000	2,532,732
SA Global Sukuk 144A 2.694% 6/17/31 #	1,125,000	1,128,825
Sabine Pass Liquefaction
5.625% 3/1/25	6,050,000	6,795,130
5.75% 5/15/24	9,021,000	9,937,583
Saudi Arabian Oil
144A 3.50% 11/24/70 #	1,140,000	1,085,120
144A 4.25% 4/16/39 #	2,092,000	2,348,301
Southwestern Energy 7.75% 10/1/27 *	6,035,000	6,487,625

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Tengizchevroil Finance Co. International 144A
2.625% 8/15/25 #	1,275,000	$1,296,803
Tennessee Gas Pipeline 144A 2.90% 3/1/30 #	7,605,000	7,748,834
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	1,350,000	1,261,143
Tullow Oil 144A 10.25% 5/15/26 #	1,610,000	1,698,381
YPF 144A 6.95% 7/21/27 #	2,570,000	1,868,583
		208,122,557
Finance Companies – 1.10%
AerCap Ireland Capital DAC
1.75% 1/30/26 *	1,555,000	1,530,377
2.45% 10/29/26	2,795,000	2,822,627
3.00% 10/29/28	980,000	994,327
3.30% 1/30/32	2,845,000	2,898,102
3.40% 10/29/33	2,795,000	2,848,130
3.65% 7/21/27	7,868,000	8,344,209
4.50% 9/15/23	1,235,000	1,310,130
4.625% 10/15/27	2,165,000	2,410,063
6.50% 7/15/25 *	3,600,000	4,172,360
Air Lease
2.875% 1/15/26 *	5,665,000	5,857,645
3.00% 2/1/30	7,720,000	7,814,237
3.375% 7/1/25	1,850,000	1,950,041
4.125% 12/15/26 µ, ψ	1,925,000	1,900,938
BOC Aviation USA 144A 1.625% 4/29/24 #	1,100,000	1,102,269
		45,955,455
Insurance – 0.89%
AIA Group 144A 3.375% 4/7/30 #	1,120,000	1,205,156
Aon 2.90% 8/23/51	6,525,000	6,418,151
Arthur J Gallagher & Co. 3.50% 5/20/51	4,819,000	5,254,888
Brighthouse Financial
4.70% 6/22/47	4,765,000	5,475,887
5.625% 5/15/30	2,310,000	2,773,621
Centene 3.375% 2/15/30	2,725,000	2,800,087
GTCR AP Finance 144A 8.00% 5/15/27 #	1,151,000	1,212,866
MetLife
3.85% 9/15/25 µ, ψ	4,280,000	4,451,200
6.40% 12/15/66	45,000	57,360
Prudential Financial 3.70% 3/13/51	4,795,000	5,565,682

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
Sagicor Financial 144A 5.30% 5/13/28 #	1,790,000	$1,860,401
		37,075,299
Natural Gas – 0.07%
Sempra Energy 4.875% 10/15/25 µ, ψ	2,900,000	3,136,089
		3,136,089
Real Estate – 0.22%
China Evergrande Group 10.00% 4/11/23	1,510,000	362,382
CIBANCO Institucion de Banca Multiple Trust 144A
4.375% 7/22/31 #	1,705,000	1,635,206
CIFI Holdings Group 6.45% 11/7/24	1,170,000	1,152,840
Goodman HK Finance 4.375% 6/19/24	1,618,000	1,732,189
Kaisa Group Holdings 9.375% 6/30/24	1,045,000	299,916
KWG Group Holdings 7.40% 3/5/24	1,195,000	1,003,986
Longfor Group Holdings 3.95% 9/16/29	1,305,000	1,339,694
Trust Fibra Uno 144A 5.25% 1/30/26 #	1,575,000	1,726,594
		9,252,807
Technology – 1.61%
Autodesk 2.40% 12/15/31	3,300,000	3,248,020
Broadcom 144A 3.469% 4/15/34 #	17,087,000	17,643,384
Broadridge Financial Solutions 2.60% 5/1/31	7,647,000	7,701,694
CA Magnum Holdings 144A 5.375% 10/31/26 #	360,000	369,316
Global Payments 2.65% 2/15/25	5,643,000	5,849,179
Micron Technology 2.703% 4/15/32	2,350,000	2,348,978
NXP
144A 2.70% 5/1/25 #	505,000	524,631
144A 3.25% 5/11/41 #	4,750,000	4,861,467
144A 4.875% 3/1/24 #	9,920,000	10,730,323
144A 5.55% 12/1/28 #	1,230,000	1,486,112
Qorvo 144A 3.375% 4/1/31 #	4,750,000	4,916,773
SK Hynix
144A 1.50% 1/19/26 #	1,590,000	1,559,987
144A 2.375% 1/19/31 #	1,805,000	1,735,552
StoneCo 144A 3.95% 6/16/28 #	2,455,000	2,206,529
Tencent Holdings
144A 2.88% 4/22/31 #, *	980,000	994,623
144A 3.68% 4/22/41 #	1,055,000	1,103,344
		67,279,912

Schedule of investments
Delaware Diversified Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Transportation – 1.86%
Abertis Infraestructuras Finance 3.248%
11/24/25 µ, ψ	EUR	4,300,000	$5,090,348
Aeropuertos Argentina 2000 144A 8.50% 8/1/31 #		1,945,300	1,697,274
Aerovias de Mexico 144A 7.00% 2/5/25 #, ‡		1,985,000	1,848,531
Azul Investments
144A 5.875% 10/26/24 #, *		1,135,000	1,054,670
144A 7.25% 6/15/26 #, *		1,055,000	980,258
DAE Funding
144A 1.55% 8/1/24 #		500,000	493,875
144A 3.375% 3/20/28 #		4,540,000	4,644,116
Delta Air Lines
144A 7.00% 5/1/25 #		9,410,000	10,983,662
7.375% 1/15/26		2,635,000	3,099,944
Gol Finance 144A 8.00% 6/30/26 #		1,075,000	1,040,842
International Container Terminal Services 4.75%
6/17/30		1,970,000	2,179,068
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #		1,654,427	1,762,171
Mileage Plus Holdings 144A 6.50% 6/20/27 #		8,765,000	9,550,432
Rutas 2 and 7 Finance 144A 3.035% 9/30/36 #, ^		2,535,000	1,871,616
Southwest Airlines
5.125% 6/15/27		6,542,000	7,551,122
5.25% 5/4/25		4,625,000	5,186,671
United Airlines
144A 4.375% 4/15/26 #		5,365,000	5,556,638
144A 4.625% 4/15/29 #		12,586,000	12,991,647
			77,582,885
Utilities – 0.13%
Clean Renewable Power Mauritius 144A 4.25%
3/25/27 #		1,225,000	1,247,234
Essential Utilities
2.704% 4/15/30		2,130,000	2,179,543
3.351% 4/15/50		2,060,000	2,204,724
			5,631,501
Total Corporate Bonds (cost $1,576,580,240)			1,633,026,157

Municipal Bonds – 0.03%
Oregon State Taxable Pension
(Taxable Build America Bonds) 5.892% 6/1/27		150,000	177,879

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
South Carolina Public Service Authority
Series D 4.77% 12/1/45	820,000	$1,071,150
Total Municipal Bonds (cost $1,069,493)		1,249,029

Non-Agency Asset-Backed Securities – 1.64%
Avis Budget Rental Car Funding AESOP
Series 2019-2A A 144A 3.35% 9/22/25 #	410,000	433,322
Citicorp Residential Mortgage Trust
Series 2006-3 A5 4.951% 11/25/36 ●	2,803,712	2,848,442
Contimortgage Home Equity Loan Trust
Series 1996-4 A8 7.22% 1/15/28	1,697	1,684
DataBank Issuer
Series 2021-1A A2 144A 2.06% 2/27/51 #	4,450,000	4,422,748
Diamond Infrastructure Funding
Series 2021-1A A 144A 1.76% 4/15/49 #	13,905,000	13,611,168
Domino’s Pizza Master Issuer
Series 2021-1A A2I 144A 2.662% 4/25/51 #	22,019,350	22,523,219
Ford Credit Auto Owner Trust
Series 2021-A B 0.70% 10/15/26	680,000	668,605
GM Financial Leasing Trust
Series 2021-1 B 0.54% 2/20/25	1,020,000	1,016,301
Hyundai Auto Receivables Trust
Series 2020-C A2 0.26% 9/15/23	85,108	85,125
JPMorgan Chase Bank
Series 2021-3 B 144A 0.76% 2/26/29 #	3,481,940	3,470,883
Mercedes-Benz Master Owner Trust
Series 2019-BA A 144A 2.61% 5/15/24 #	2,425,000	2,455,933
PFS Financing
Series 2021-A A 144A 0.71% 4/15/26 #	4,950,000	4,906,658
Tesla Auto Lease Trust
Series 2021-A A2 144A 0.36% 3/20/25 #	1,837,554	1,835,450
Towd Point Mortgage Trust
Series 2015-6 A1B 144A 2.75% 4/25/55 #, ●	151,964	152,164
Series 2016-2 A1 144A 3.00% 8/25/55 #, ●	214,321	215,363
Series 2016-3 A1 144A 2.25% 4/25/56 #, ●	148,137	148,382
Series 2017-1 A1 144A 2.75% 10/25/56 #, ●	406,935	412,049
Series 2017-2 A1 144A 2.75% 4/25/57 #, ●	227,425	229,973
Series 2017-4 M1 144A 3.25% 6/25/57 #, ●	2,705,000	2,815,626
Series 2018-1 A1 144A 3.00% 1/25/58 #, ●	853,816	866,288
UNIFY Auto Receivables Trust
Series 2021-1A A3 144A 0.51% 6/16/25 #	4,400,000	4,393,173

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Volkswagen Auto Lease Trust
Series 2020-A A4 0.45% 7/21/25	1,000,000	$998,327
Total Non-Agency Asset-Backed Securities (cost $67,888,446)		68,510,883

Non-Agency Collateralized Mortgage Obligations – 2.09%
Agate Bay Mortgage Trust
Series 2015-1 B1 144A 3.734% 1/25/45 #, ●	1,231,061	1,250,147
Series 2015-1 B2 144A 3.734% 1/25/45 #, ●	696,087	705,978
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	160,334	160,384
Connecticut Avenue Securities Trust
Series 2018-R07 1M2 144A 2.489% (LIBOR01M +
2.40%) 4/25/31 #, ●	688,275	691,747
Series 2019-R01 2M2 144A 2.539% (LIBOR01M +
2.45%) 7/25/31 #, ●	680,674	684,503
Flagstar Mortgage Trust
Series 2021-2 A6 144A 2.50% 4/25/51 #, ●	3,255,156	3,307,466
GS Mortgage-Backed Securities Trust
Series 2021-PJ4 A8 144A 2.50% 9/25/51 #, ●	6,836,421	6,946,283
Series 2021-PJ7 A2 144A 2.50% 1/25/52 #, ●	6,363,235	6,412,697
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.418% 6/25/29 #, ●	744,985	760,656
Series 2014-2 B2 144A 3.418% 6/25/29 #, ●	295,684	300,602
Series 2015-1 B2 144A 2.115% 12/25/44 #, ●	2,219,531	2,264,309
Series 2015-4 B1 144A 3.582% 6/25/45 #, ●	1,863,301	1,878,954
Series 2015-4 B2 144A 3.582% 6/25/45 #, ●	1,356,462	1,365,655
Series 2015-5 B2 144A 2.446% 5/25/45 #, ●	2,317,063	2,330,581
Series 2015-6 B1 144A 3.52% 10/25/45 #, ●	1,223,943	1,244,348
Series 2015-6 B2 144A 3.52% 10/25/45 #, ●	1,186,947	1,204,404
Series 2016-4 B1 144A 3.823% 10/25/46 #, ●	1,027,298	1,050,899
Series 2016-4 B2 144A 3.823% 10/25/46 #, ●	1,824,672	1,863,832
Series 2017-1 B3 144A 3.478% 1/25/47 #, ●	3,117,586	3,164,706
Series 2017-2 A3 144A 3.50% 5/25/47 #, ●	345,273	349,351
Series 2020-2 A3 144A 3.50% 7/25/50 #, ●	405,958	410,283
Series 2020-5 A3 144A 3.00% 12/25/50 #, ●	3,938,781	4,009,993
Series 2020-7 A3 144A 3.00% 1/25/51 #, ●	1,546,517	1,568,833
Series 2021-1 A3 144A 2.50% 6/25/51 #, ●	2,369,889	2,394,235
Series 2021-10 A3 144A 2.50% 12/25/51 #, ●	4,228,982	4,261,854
Series 2021-11 A3 144A 2.50% 1/25/52 #, ●	10,834,237	10,918,452
Series 2021-13 A3 144A 2.50% 4/25/52 #, =, ●	4,000,000	4,019,375
Series 2021-13 B1 144A 3.156% 4/25/52 #, =, ●	4,957,000	5,089,130

	Principal
	amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 144A 2.50% 12/25/50 #, ●	4,594,881	$4,630,597
Series 2021-1 A2 144A 2.50% 3/25/51 #, ●	2,109,176	2,125,570
Series 2021-4 A3 144A 2.50% 7/25/51 #, ●	2,065,400	2,081,454
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #, ●	843,160	864,110
RCKT Mortgage Trust
Series 2021-1 A1 144A 2.50% 3/25/51 #, ●	2,301,172	2,321,935
Sequoia Mortgage Trust
Series 2013-4 B2 3.47% 4/25/43 ●	530,721	538,790
Series 2015-1 B2 144A 3.913% 1/25/45 #, ●	932,006	936,953
Series 2015-2 B2 144A 3.77% 5/25/45 #, ●	214,804	218,997
Series 2017-5 B1 144A 3.814% 8/25/47 #, ●	228,722	232,986
Series 2019-CH1 A1 144A 4.50% 3/25/49 #, ●	9,808	9,851
Series 2020-4 A2 144A 2.50% 11/25/50 #, ●	1,791,551	1,814,434
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-20 A1 5.50% 12/25/21	2,159	2,152
Series 2020-1 A1 144A 3.00% 12/25/49 #, ●	883,544	897,433
Total Non-Agency Collateralized Mortgage Obligations (cost $87,256,594)		87,284,919

Non-Agency Commercial Mortgage-Backed Securities – 8.92%
Banc of America Commercial Mortgage Trust
Series 2017-BNK3 B 3.879% 2/15/50 ●	30,000	32,082
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	6,740,000	7,294,086
Series 2017-BNK5 B 3.896% 6/15/60 ●	2,870,000	3,100,817
Series 2017-BNK7 A5 3.435% 9/15/60	4,775,000	5,184,440
Series 2019-BN20 A3 3.011% 9/15/62	6,255,000	6,662,073
Series 2019-BN21 A5 2.851% 10/17/52	8,200,000	8,640,737
Series 2019-BN23 A3 2.92% 12/15/52	2,820,000	2,986,858
Series 2020-BN25 A5 2.649% 1/15/63	7,285,000	7,566,237
Benchmark Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 ●	8,215,000	9,029,484
Series 2020-B17 A5 2.289% 3/15/53	4,957,000	5,010,597
Series 2020-B19 A5 1.85% 9/15/53	835,000	815,629
Series 2020-B20 A5 2.034% 10/15/53	16,000,000	15,876,723
Series 2020-B21 A5 1.978% 12/17/53	3,594,000	3,538,274
Series 2020-B22 A5 1.973% 1/15/54	8,045,000	7,907,093
Series 2021-B24 A5 2.584% 3/15/54	16,331,000	16,894,444
Series 2021-B25 A5 2.577% 4/15/54	18,955,000	19,565,112
Series 2021-B29 A5 2.388% 9/15/54	5,500,000	5,584,624

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	8,080,000	$8,997,627
Series 2019-CF2 A5 2.874% 11/15/52	5,700,000	5,961,455
Series 2019-CF3 A4 3.006% 1/15/53	3,000,000	3,185,449
CD Mortgage Trust
Series 2016-CD2 A3 3.248% 11/10/49	5,277,990	5,533,787
Series 2017-CD6 B 3.911% 11/13/50 ●	1,925,000	2,078,095
Series 2019-CD8 A4 2.912% 8/15/57	3,500,000	3,689,835
CFCRE Commercial Mortgage Trust
Series 2011-C2 C 144A 5.486% 12/15/47 #, ●	45,926	45,915
Series 2016-C7 A3 3.839% 12/10/54	10,020,000	10,932,600
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	3,670,000	3,908,204
Series 2016-P3 A4 3.329% 4/15/49	5,808,000	6,192,062
Series 2017-C4 A4 3.471% 10/12/50	3,270,000	3,551,401
Series 2019-C7 A4 3.102% 12/15/72	11,755,000	12,610,713
Series 2020-555 A 144A 2.647% 12/10/41 #	3,600,000	3,701,890
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	6,825,000	6,961,232
Series 2013-WWP A2 144A 3.424% 3/10/31 #	1,650,000	1,703,987
Series 2014-CR19 A5 3.796% 8/10/47	3,793,800	4,038,918
Series 2014-CR20 AM 3.938% 11/10/47	10,705,000	11,271,777
Series 2015-3BP A 144A 3.178% 2/10/35 #	130,000	136,579
Series 2015-CR23 A4 3.497% 5/10/48	115,000	122,570
Series 2016-CR28 A4 3.762% 2/10/49	3,290,000	3,560,807
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	3,185,000	3,386,547
Grace Trust
Series 2020-GRCE A 144A 2.347% 12/10/40 #	3,050,000	3,074,081
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.764% 7/10/48	3,171,000	3,421,255
Series 2017-GS5 A4 3.674% 3/10/50	7,010,000	7,654,445
Series 2017-GS6 A3 3.433% 5/10/50	3,495,000	3,781,622
Series 2018-GS9 A4 3.992% 3/10/51 ●	3,505,000	3,916,355
Series 2018-GS9 B 4.321% 3/10/51 ●	125,000	137,214
Series 2019-GC39 A4 3.567% 5/10/52	7,311,000	8,052,965
Series 2019-GC42 A4 3.001% 9/1/52	5,440,000	5,780,114
Series 2020-GC47 A5 2.377% 5/12/53	4,495,000	4,587,520
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	10,740,428	11,517,153
Series 2015-C33 A4 3.77% 12/15/48	7,805,000	8,478,462

	Principal
	amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
JPM-DB Commercial Mortgage Securities Trust
Series 2017-C7 A5 3.409% 10/15/50	290,000	$314,256
JPMorgan Chase Commercial Mortgage Securities
Trust
Series 2013-LC11 B 3.499% 4/15/46	8,570,000	8,716,801
Series 2015-JP1 A5 3.914% 1/15/49	3,925,000	4,261,774
Series 2016-JP2 AS 3.056% 8/15/49	180,000	185,064
LB-UBS Commercial Mortgage Trust
Series 2006-C6 AJ 5.452% 9/15/39 ●	1,524,350	688,421
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.741% 8/15/47	3,356,000	3,557,708
Series 2015-C26 A5 3.531% 10/15/48	4,045,000	4,343,631
Series 2016-C29 A4 3.325% 5/15/49	2,595,000	2,770,165
Morgan Stanley Capital I Trust
Series 2006-HQ10 B 5.448% 11/12/41 ●	1,316,689	1,296,625
Series 2016-BNK2 B 3.485% 11/15/49	1,500,000	1,538,573
Series 2019-L3 A4 3.127% 11/15/52	4,000,000	4,278,961
Series 2020-HR8 A4 2.041% 7/15/53	29,609,000	29,304,415
UBS Commercial Mortgage Trust
Series 2012-C1 A3 3.40% 5/10/45	3,072,853	3,075,246
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 B 144A 3.649% 3/10/46 #, ●	820,000	828,319
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	2,415,029	2,556,450
Series 2015-NXS3 A4 3.617% 9/15/57	2,350,000	2,527,495
Series 2016-BNK1 A3 2.652% 8/15/49	5,945,000	6,188,306
Series 2017-C38 A5 3.453% 7/15/50	4,280,000	4,648,615
Series 2020-C58 A4 2.092% 7/15/53	4,158,000	4,128,247
Total Non-Agency Commercial Mortgage-Backed Securities (cost $367,925,239)		372,871,018

Loan Agreements – 4.27%
Acrisure Tranche B 3.632% (LIBOR03M + 3.50%)
2/15/27 ●	1,252,918	1,237,257
Advantage Sales & Marketing 1st Lien 6.00%
(LIBOR03M + 5.25%) 10/28/27 ●	1,940,861	1,949,525
Applied Systems 1st Lien 3.75% (LIBOR03M +
3.25%) 9/19/24 ●	2,276,580	2,276,864
Applied Systems 2nd Lien 6.25% (LIBOR03M +
5.50%) 9/19/25 ●	5,930,253	6,027,854
Aramark Services Tranche B-3 1.837% (LIBOR01M +
1.75%) 3/11/25 ●	1,814,029	1,772,079

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Aramark Services Tranche B-5 2.587% (LIBOR01M +
2.50%) 4/6/28 ●	473,503	$470,914
Array Technologies 3.75% (LIBOR03M + 3.25%)
10/14/27 ●	390,000	389,756
Aruba Investments Holdings 1st Lien 4.75%
(LIBOR03M + 4.00%) 11/24/27 ●	985,050	989,360
Aruba Investments Holdings 2nd Lien 8.50%
(LIBOR06M + 7.75%) 11/24/28 ●	990,000	1,001,137
AssuredPartners 3.587% (LIBOR01M + 3.50%)
2/12/27 ●	967,161	962,205
Avantor Funding Tranche B-5 2.75% (LIBOR01M +
2.25%) 11/8/27 ●	2,308,400	2,309,554
Ball Metalpack Finco 1st Lien 4.621% (LIBOR03M +
4.50%) 7/31/25 ●	1,441,276	1,443,077
Ball Metalpack Finco 2nd Lien 9.75% (LIBOR03M +
8.75%) 7/31/26 ●	360,000	357,300
Bausch Health 3.084% (LIBOR01M + 3.00%)
6/2/25 ●	923,922	922,959
Berry Global Tranche Z 1.836% (LIBOR01M + 1.75%)
7/1/26 ●	1,989,252	1,978,158
BMC Software 3.882% (LIBOR03M + 3.75%)
10/2/25 ●	1,589,879	1,581,297
BW Gas & Convenience Holdings Tranche B 4.00%
(LIBOR01M + 3.50%) 3/17/28 ●	2,967,562	2,982,400
BWay Holding 3.337% (LIBOR01M + 3.25%) 4/3/24 ●	1,042,000	1,016,137
Caesars Resort Collection Tranche B-1 3.585% -
3.587% (LIBOR03M + 3.50%) 7/21/25 ●	805,258	807,104
Calpine
2.09% (LIBOR01M + 2.00%) 4/5/26 ●	938,400	928,746
2.59% (LIBOR01M + 2.50%) 12/16/27 ●	661,386	659,762
Camelot US Acquisition l 4.00% (LIBOR01M +
3.00%) 10/30/26 ●	1,751,763	1,756,688
Carnival Tranche B 3.75% (LIBOR03M + 3.00%)
6/30/25 ●	1,382,500	1,381,203
Castlelake Aviation Tranche B TBD 10/22/26 X	1,490,000	1,487,516
Change Healthcare Holdings 3.50% (LIBOR01M +
2.50%) 3/1/24 ●	1,004,564	1,004,596
Charter Communications Operating Tranche B2
1.84% (LIBOR01M + 1.75%) 2/1/27 ●	1,979,287	1,967,817
Chemours Tranche B-2 1.84% (LIBOR01M + 1.75%)
4/3/25 ●	1,756,925	1,722,665
Connect US Finco 4.50% (LIBOR01M + 3.50%)
12/11/26 ●	1,918,780	1,921,478

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Core & Main Tranche B-1 2.588% (LIBOR01M +
2.50%) 7/27/28 ●	2,658,575	$2,644,867
CoreLogic 1st Lien 4.00% (LIBOR01M + 3.50%)
6/2/28 ●	1,375,000	1,376,719
CSC Holdings
2.34% (LIBOR01M + 2.25%) 7/17/25 ●	1,781,075	1,743,970
2.59% (LIBOR01M + 2.50%) 4/15/27 ●	1,411,668	1,386,082
DaVita Tranche B-1 1.837% (LIBOR01M + 1.75%)
8/12/26 ●	2,504,992	2,490,333
EFS Cogen Holdings I Tranche B 4.50% (LIBOR03M
+ 3.50%) 10/1/27 ●	1,323,162	1,326,469
Electron Bidco TBD 10/7/28 X	1,400,000	1,400,175
Ensemble RCM 3.879% (LIBOR03M + 3.75%)
8/3/26 ●	1,122,100	1,125,255
Epicor Software 2nd Lien 8.75% (LIBOR01M +
7.75%) 7/31/28 ●	2,085,000	2,144,944
Epicor Software Tranche C 4.00% (LIBOR01M +
3.25%) 7/30/27 ●	3,762,000	3,763,373
ExamWorks Group Tranche B-1 5.50% (LIBOR03M +
2.25%) 7/27/23 ●	1,415,811	1,417,006
Frontier Communications Tranche B 4.50%
(LIBOR03M + 3.75%) 5/1/28 ●	4,825,750	4,829,369
Gainwell Acquisition Tranche B 4.75% (LIBOR03M +
4.00%) 10/1/27 ●	3,324,875	3,338,381
Garda World Security Tranche B-2 4.34%
(LIBOR01M + 4.25%) 10/30/26 ●	575,436	576,740
Gardner Denver Tranche B-1 1.837% (LIBOR01M +
1.75%) 3/1/27 ●	2,325,390	2,297,048
Global Medical Response 5.75% (LIBOR06M +
4.75%) 10/2/25 ●	3,172,869	3,163,449
Granite US Holdings Tranche B 4.132% (LIBOR03M
+ 4.00%) 9/30/26 ●	408,006	407,814
Gray Television Tranche B-2 2.332% (LIBOR01M +
2.25%) 2/7/24 ●	2,135,683	2,132,866
Grupo Aeromexico 9.00% (LIBOR03M + 8.00%)
12/30/21 =, ●	3,630,000	3,630,000
Grupo Aeromexico 12.50% - 13.50% (LIBOR03M +
12.50%) 8/19/22 =, ●	2,852,777	2,852,777
Hamilton Projects Acquiror 5.75% (LIBOR03M +
4.75%) 6/17/27 ●	1,762,140	1,765,444
Heartland Dental
3.587% (LIBOR01M + 3.50%) 4/30/25 ●	2,291,336	2,274,628
4.086% (LIBOR01M + 4.00%) 4/30/25 ●	1,216,950	1,215,682

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Hilton Worldwide Finance Tranche B-2 1.839%
(LIBOR01M + 1.75%) 6/22/26 ●	352,021	$349,741
HUB International 2.852% - 2.875% (LIBOR03M +
2.75%) 4/25/25 ●	1,680,068	1,663,616
Informatica Tranche B TBD 10/13/28 X	1,740,000	1,738,187
IQVIA Tranche B-3 1.882% (LIBOR03M + 1.75%)
6/11/25 ●	2,518,064	2,517,389
JBS USA LUX 2.087% (LIBOR01M + 2.00%) 5/1/26 ●	580,125	578,856
Kenan Advantage Group Tranche B 4.50%
(LIBOR01M + 3.75%) 3/24/26 ●	1,295,533	1,297,153
Loyalty Ventures TBD 1/1/30 X	350,000	349,417
Medrisk Tranche B 1st Lien 4.50% (LIBOR01M +
3.75%) 5/10/28 ●	1,400,000	1,402,771
Mileage Plus Holdings 6.25% (LIBOR03M + 5.25%)
6/21/27 ●	2,150,000	2,292,072
Numericable US Tranche B-11 2.879% (LIBOR03M +
2.75%) 7/31/25 ●	1,552,652	1,525,319
Numericable US Tranche B-13 4.125% (LIBOR03M +
4.00%) 8/14/26 ●	645,050	643,783
Olympus Water US Holding Tranche B TBD 9/21/28 X	1,675,000	1,674,739
ON Semiconductor Tranche B-4 2.087% (LIBOR01M
+ 2.00%) 9/19/26 ●	2,893,665	2,894,796
Organon & Co. 3.50% (LIBOR03M + 3.00%) 6/2/28 ●	6,204,450	6,227,233
Pactiv Evergreen Group Holdings Tranche B-3 4.00%
(LIBOR01M + 3.50%) 9/20/28 ●	850,000	848,937
Penn National Gaming Tranche B-1 3.00%
(LIBOR03M + 2.25%) 10/15/25 ●	2,284,877	2,285,007
Peraton Tranche B 1st Lien 4.50% (LIBOR01M +
3.75%) 2/1/28 ●	2,980,025	2,989,338
PG&E Tranche B 3.50% (LIBOR03M + 3.00%)
6/23/25 ●	2,667,869	2,643,693
Pilot Travel Centers Tranche B 2.087% (LIBOR01M +
2.00%) 8/4/28 ●	2,010,000	2,000,577
PQ 3.25% (LIBOR03M + 2.75%) 6/9/28 ●	1,092,263	1,093,172
Prestige Brands Tranche B5 2.50% (LIBOR01M +
2.00%) 6/9/28 ●	1,075,000	1,075,672
Pretium PKG Holdings 4.50% (LIBOR06M + 4.00%)
9/22/28 ●	2,000,000	2,007,222
Prime Security Services Borrower Tranche B-1
3.50% (LIBOR01M + 2.75%) 9/23/26 ●	1,222,905	1,222,627
RealPage 1st Lien 3.75% (LIBOR01M + 3.25%)
4/24/28 ●	2,820,000	2,816,768
Reynolds Group Holdings Tranche B-2 3.337%
(LIBOR01M + 3.25%) 2/5/26 ●	1,290,250	1,284,101

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Russell Investments US Institutional Holdco 4.50%
(LIBOR06M + 3.50%) 5/30/25 ●	300,468	$301,751
Ryan Specialty Group Tranche B-1 3.75%
(LIBOR01M + 3.25%) 9/1/27 ●	1,668,150	1,672,841
Scientific Games International Tranche B-5 2.837%
(LIBOR01M + 2.75%) 8/14/24 ●	1,328,891	1,325,154
Sinclair Televison Group Tranche B-3 3.09%
(LIBOR01M + 3.00%) 4/1/28 ●	1,226,900	1,211,819
Solenis International 1st Lien 4.084% (LIBOR01M +
4.00%) 6/26/25 ●	1,672,850	1,674,287
Spirit Aerosystems 6.00% (LIBOR03M + 5.25%)
1/15/25 ●	2,198,388	2,212,127
SS&C Technologies Tranche B-3 1.837% (LIBOR01M
+ 1.75%) 4/16/25 ●	933,931	925,388
SS&C Technologies Tranche B-4 1.837% (LIBOR01M
+ 1.75%) 4/16/25 ●	709,658	703,166
Stars Group Holdings 2.368% - 2.382% (LIBOR03M
+ 2.25%) 7/21/26 ●	597,412	595,887
Tecta America 1st Lien 5.00% (LIBOR01M + 4.25%)
4/10/28 ●	814,220	817,274
Tecta America 2nd Lien 9.25% (LIBOR01M + 8.50%)
4/9/29 ●	1,090,000	1,090,000
Telenet Financing Tranche AR 2.09% (LIBOR01M +
2.00%) 4/30/28 ●	2,530,000	2,497,940
Terrier Media Buyer Tranche B 3.587% (LIBOR01M +
3.50%) 12/17/26 ●	1,321,563	1,318,177
Transdigm Tranche F 2.337% (LIBOR01M + 2.25%)
12/9/25 ●	1,875,634	1,854,533
TricorBraun
3.25% - 3.75% (LIBOR01M + 3.25%) 3/3/28 ●	8,261	8,225
3.75% (LIBOR01M + 3.25%) 3/3/28 ●	1,381,956	1,375,910
UKG 4.00% (LIBOR03M + 3.25%) 5/4/26 ●	6,663,714	6,684,538
Ultimate Software Group 1st Lien 3.837%
(LIBOR01M + 3.75%) 5/4/26 ●	5,854,021	5,871,583
United Rentals (North America) 1.835% (LIBOR03M +
1.75%) 10/31/25 ●	218,250	219,372
USI 3.382% (LIBOR03M + 3.25%) 12/2/26 ●	500,942	497,967
USI Tranche B 3.132% (LIBOR03M + 3.00%)
5/16/24 ●	1,073,241	1,066,726
Vertical Midco Tranche B 4.00% (LIBOR06M +
3.50%) 7/30/27 ●	1,801,171	1,806,317
Vistra Operations 1.836% - 1.837% (LIBOR01M +
1.75%) 12/31/25 ●	2,940,481	2,916,328

Schedule of investments
Delaware Diversified Income Fund

		Principal
		amount°	Value (US $)
Loan Agreements (continued)
Whole Earth Brands 5.50% (LIBOR03M + 4.50%)
2/2/28 ●		1,090,187	$1,088,824
Zekelman Industries 2.086% (LIBOR01M + 2.00%)
1/24/27 ●		773,707	767,663
Total Loan Agreements (cost $176,905,192)			178,534,782

Sovereign Bonds – 4.61%Δ
Albania – 0.01%
Albania Government International Bond 144A 3.50%
6/16/27 #	EUR	400,000	495,407
			495,407
Angola – 0.02%
Angolan Government International Bonds
144A 8.25% 5/9/28 #		433,000	436,256
8.25% 5/9/28		499,000	502,753
			939,009
Argentina – 0.02%
Argentine Republic Government International Bonds
0.50% 7/9/30 ~		1,973,950	678,249
1.00% 7/9/29		100,503	36,685
1.125% 7/9/35 ~		703,250	217,839
			932,773
Armenia – 0.01%
Republic of Armenia International Bond 144A 3.60%
2/2/31 #		400,000	375,524
			375,524
Azerbaijan – 0.02%
Republic of Azerbaijan International Bond 144A
3.50% 9/1/32 #		753,000	772,177
			772,177
Bahrain – 0.02%
Bahrain Government International Bond 144A
7.375% 5/14/30 #		800,000	892,332
			892,332
Brazil – 0.16%
Brazil Notas do Tesouro Nacional 10.00% 1/1/27	BRL	32,000,000	5,229,560
Brazilian Government International Bonds
3.875% 6/12/30		741,000	696,569

	Principal
	amount°		Value (US $)
Sovereign BondsΔ (continued)
Brazil (continued)
Brazilian Government International Bonds
4.75% 1/14/50		1,072,000	$918,104
			6,844,233
Chile – 0.18%
Bonos de la Tesoreria de la Republica en pesos
144A 2.30% 10/1/28 #	CLP	2,970,000,000	2,872,573
144A 2.80% 10/1/33 #	CLP	4,380,000,000	3,836,169
Chile Government International Bond 3.50% 1/25/50		700,000	713,832
			7,422,574
Colombia – 0.10%
Colombia Government International Bonds
3.25% 4/22/32		900,000	842,202
4.00% 2/26/24		1,296,000	1,352,655
4.125% 2/22/42		1,087,000	986,985
5.00% 6/15/45		728,000	719,650
5.20% 5/15/49		400,000	403,524
			4,305,016
Costa Rica – 0.01%
Costa Rica Government International Bonds
144A 5.625% 4/30/43 #		300,000	268,950
144A 7.158% 3/12/45 #		200,000	202,702
			471,652
Dominican Republic – 0.09%
Dominican Republic International Bonds
144A 4.50% 1/30/30 #		867,000	880,014
144A 4.875% 9/23/32 #		725,000	737,695
144A 5.30% 1/21/41 #		500,000	496,255
144A 6.00% 7/19/28 #		1,607,000	1,803,873
			3,917,837
Ecuador – 0.03%
Ecuador Government International Bonds
144A 0.50% 7/31/40 #, ~		430,619	258,645
144A 1.00% 7/31/35 #, ~		939,584	623,658
144A 5.00% 7/31/30 #, ~		358,533	297,586
144A 6.61% 7/31/30 #, ^		101,490	54,552
			1,234,441

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°		Value (US $)
Sovereign BondsΔ (continued)
Egypt – 0.10%
Egypt Government International Bonds
144A 3.875% 2/16/26 #		400,000	$373,488
144A 5.75% 5/29/24 #		1,255,000	1,299,113
7.903% 2/21/48		1,105,000	975,821
144A 8.70% 3/1/49 #		1,480,000	1,384,511
			4,032,933
El Salvador – 0.02%
El Salvador Government International Bond 144A
7.125% 1/20/50 #		1,037,000	746,640
			746,640
Gabon – 0.01%
Gabon Government International Bond 144A 6.625%
2/6/31 #		435,000	435,135
			435,135
Georgia – 0.01%
Georgia Government International Bond 144A 2.75%
4/22/26 #		400,000	403,844
			403,844
Ghana – 0.02%
Ghana Government International Bond 144A 7.875%
3/26/27 #		753,000	701,023
			701,023
Guatemala – 0.02%
Guatemala Government Bond 144A 4.875%
2/13/28 #		594,000	648,351
			648,351
Indonesia – 0.22%
Indonesia Government International Bonds
2.95% 1/11/23		500,000	513,783
144A 4.625% 4/15/43 #		387,000	442,427
5.25% 1/17/42		400,000	492,235
Indonesia Treasury Bond 6.125% 5/15/28	IDR	107,038,000,000	7,736,503
			9,184,948
Ivory Coast – 0.05%
Ivory Coast Government International Bonds
144A 4.875% 1/30/32 #	EUR	200,000	226,736
144A 6.125% 6/15/33 #		1,667,000	1,755,898
			1,982,634

	Principal
	amount°		Value (US $)
Sovereign BondsΔ (continued)
Jordan – 0.01%
Jordan Government International Bond 144A 5.75%
1/31/27 #		380,000	$407,418
			407,418
Kenya – 0.02%
Republic of Kenya Government International Bonds
144A 6.30% 1/23/34 #, *		300,000	293,447
144A 8.00% 5/22/32 #		615,000	670,321
			963,768
Lebanon – 0.01%
Lebanon Government International Bond 6.25%
5/27/22 ‡		2,062,000	321,198
			321,198
Malaysia – 0.50%
Malaysia Government Bond 3.955% 9/15/25	MYR	84,131,000	21,027,036
			21,027,036
Mexico – 0.11%
Mexican Bonos 8.50% 5/31/29	MXN	68,500,000	3,528,799
Mexico Government International Bond 4.50%
4/22/29		859,000	962,823
			4,491,622
Mongolia – 0.03%
Mongolia Government International Bonds
144A 3.50% 7/7/27 #		450,000	434,556
144A 5.625% 5/1/23 #		660,000	690,935
			1,125,491
Morocco – 0.02%
Morocco Government International Bonds
144A 1.375% 3/30/26 #	EUR	300,000	346,862
144A 2.375% 12/15/27 #		400,000	392,542
			739,404
Nigeria – 0.03%
Nigeria Government International Bond 144A 7.875%
2/16/32 #		1,103,000	1,127,921
			1,127,921

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°		Value (US $)
Sovereign BondsΔ (continued)
North Macedonia – 0.01%
North Macedonia Government International Bond
144A 3.675% 6/3/26 #	EUR	300,000	$377,228
			377,228
Oman – 0.03%
Oman Government International Bonds
144A 6.75% 1/17/48 #		889,000	901,628
144A 7.00% 1/25/51 #		200,000	209,196
			1,110,824
Pakistan – 0.01%
Pakistan Government International Bond 144A
7.375% 4/8/31 #		250,000	254,397
			254,397
Panama – 0.03%
Panama Bonos del Tesoro 3.362% 6/30/31		500,000	496,250
Panama Government International Bond 144A 3.75%
4/17/26 #		710,000	755,532
			1,251,782
Paraguay – 0.04%
Paraguay Government International Bonds
144A 2.739% 1/29/33 #		400,000	385,500
144A 4.95% 4/28/31 #		500,000	561,875
144A 5.40% 3/30/50 #		727,000	823,327
			1,770,702
Peru – 0.06%
Peru Government Bond 6.95% 8/12/31	PEN	1,786,000	484,646
Peruvian Government International Bonds
2.392% 1/23/26		1,040,000	1,061,226
2.844% 6/20/30		1,042,000	1,058,683
			2,604,555
Qatar – 0.11%
Qatar Government International Bonds
144A 3.40% 4/16/25 #		200,000	214,308
144A 4.00% 3/14/29 #		2,105,000	2,375,619
144A 4.40% 4/16/50 #		1,569,000	1,917,360
			4,507,287
Romania – 0.01%
Romanian Government International Bonds
144A 2.625% 12/2/40 #	EUR	155,000	164,332

		Principal
		amount°	Value (US $)
Sovereign BondsΔ (continued)
Romania (continued)
Romanian Government International Bonds
144A 3.375% 1/28/50 #	EUR	359,000	$404,888
			569,220
Russia – 0.06%
Russian Foreign Bonds - Eurobonds
144A 4.25% 6/23/27 #		1,600,000	1,775,118
144A 5.25% 6/23/47 #		600,000	765,780
			2,540,898
Saudi Arabia – 0.03%
Saudi Government International Bond 144A 3.625%
3/4/28 #		1,170,000	1,276,195
			1,276,195
Senegal – 0.02%
Senegal Government International Bonds
144A 5.375% 6/8/37 #	EUR	200,000	222,299
144A 6.75% 3/13/48 #		563,000	559,853
			782,152
Serbia – 0.03%
Serbia International Bonds
144A 1.00% 9/23/28 #	EUR	550,000	615,105
144A 2.125% 12/1/30 #		290,000	271,178
144A 3.125% 5/15/27 #	EUR	400,000	502,476
			1,388,759
South Africa – 0.02%
Republic of South Africa Government International
Bonds
4.875% 4/14/26		331,000	354,130
5.75% 9/30/49 *		595,000	569,198
			923,328
Spain – 1.95%
Spain Government Bond 0.00% 1/31/27 ^	EUR	70,800,000	81,620,627
			81,620,627
Sri Lanka – 0.02%
Sri Lanka Government International Bonds
144A 6.20% 5/11/27 #		1,155,000	732,593
144A 7.55% 3/28/30 #		310,000	195,567
			928,160

Schedule of investments
Delaware Diversified Income Fund

		Principal
		amount°	Value (US $)
Sovereign BondsΔ (continued)
Trinidad and Tobago – 0.01%
Trinidad & Tobago Government International Bond
144A 4.50% 6/26/30 #		550,000	$570,762
			570,762
Turkey – 0.07%
Hazine Mustesarligi Varlik Kiralama 144A 5.125%
6/22/26 #		450,000	442,789
Turkey Government International Bonds
6.35% 8/10/24		300,000	309,315
7.625% 4/26/29		1,600,000	1,686,995
Turkiye Ihracat Kredi Bankasi 144A 5.75% 7/6/26 #		450,000	440,422
			2,879,521
Ukraine – 0.07%
Ukraine Government International Bonds
144A 6.876% 5/21/29 #		500,000	511,053
144A 7.75% 9/1/26 #		2,192,000	2,367,693
			2,878,746
Uruguay – 0.13%
Uruguay Government International Bonds
4.375% 1/23/31		914,000	1,057,891
5.10% 6/18/50		329,000	429,584
8.50% 3/15/28	UYU	166,800,000	3,928,924
			5,416,399
Uzbekistan – 0.05%
Republic of Uzbekistan International Bonds
144A 3.90% 10/19/31 #		600,000	587,214
144A 5.375% 2/20/29 #		1,326,000	1,441,762
			2,028,976
Total Sovereign Bonds (cost $197,046,535)			192,622,859

Supranational Banks – 0.05%
Banque Ouest Africaine de Developpement
144A 4.70% 10/22/31 #		1,070,000	1,168,044
144A 5.00% 7/27/27 #		723,000	803,483
Central American Bank for Economic Integration
144A 2.00% 5/6/25 #		200,000	205,453
Total Supranational Banks (cost $1,979,047)			2,176,980

	Principal
	amount°	Value (US $)
US Treasury Obligations – 9.60%
US Treasury Bonds
1.75% 8/15/41	1,720,000	$1,656,306
2.25% 8/15/46	68,175,000	71,932,615
4.375% 2/15/38	60,640,000	83,462,907
US Treasury Notes
0.25% 9/30/23 *	3,685,000	3,670,318
0.625% 10/15/24	117,260,000	116,820,275
0.875% 9/30/26	10,925,000	10,766,673
1.125% 10/31/26	53,210,000	53,041,638
1.375% 10/31/28	30,340,000	30,169,338
US Treasury Strip Principal
2.26% 5/15/44 ^	47,005,000	29,833,716
Total US Treasury Obligations (cost $400,299,902)		401,353,786

	Number of
	shares
Common Stock – 0.00%
Communications – 0.00%
Century Communications =, †	7,875,000	0
Total Common Stock (cost $238,403)		0

Short-Term Investments – 6.66%
Money Market Mutual Funds – 6.66%
BlackRock FedFund – Institutional Shares (seven-day
effective yield 0.03%)	69,538,391	69,538,391
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield 0.01%)	69,538,391	69,538,391
GS Financial Square Government Fund – Institutional
Shares (seven-day effective yield 0.03%)	69,538,391	69,538,391
Morgan Stanley Government Portfolio – Institutional
Share Class (seven-day effective yield 0.03%)	69,538,391	69,538,391
Total Short-Term Investments (cost $278,153,564)		278,153,564
Total Value of Securities Before
Securities Lending Collateral–102.13%
(cost $4,205,991,926)		4,268,299,142

Schedule of investments
Delaware Diversified Income Fund

	Principal
	amount°	Value (US $)
Securities Lending Collateral** – 1.00%
Certificates of Deposit – 0.13%
Canadian Imperial Bank of Commerce (Toronto)
0.05% 11/01/21	1,889,000	$1,889,000
National Australia Bank (Cayman) 0.06% 11/01/21	1,889,000	1,889,000
Royal Bank of Canada (Toronto) 0.04% 11/01/21	1,889,000	1,889,000
		5,667,000
Repurchase Agreements – 0.87%
Bank of Montreal 0.02%, dated 10/29/21, to be
repurchased on 11/1/21, repurchase price
$9,768,680 (collateralized by US government
obligations 0.00%–2.875%
11/30/21–10/15/26; market value $9,964,039)	9,768,664	9,768,664
BofA Securities 0.05%, dated 10/29/21, to be
repurchased on 11/1/21, repurchase price
$9,768,705 (collateralized by US government
obligations 2.00%–2.50%
8/15/23–2/15/25; market value $9,964,045)	9,768,664	9,768,664
Credit Agricole 0.05%, dated 10/29/21, to be
repurchased on 11/1/21, repurchase price
$9,768,705 (collateralized by US government
obligations 0.11%
7/31/22; market value $9,964,047)	9,768,664	9,768,664
JP Morgan Securities 0.05%, dated 10/29/21, to be
repurchased on 11/1/21, repurchase price
$6,984,467 (collateralized by US government
obligations 1.375%
10/15/22; market value $7,124,127)	6,984,438	6,984,438
		36,290,430
Total Securities Lending Collateral** (cost $41,957,430)		41,957,430
Total Value of Securities–103.13%
(cost $4,247,949,356)		$4,310,256,572■

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
†	Non-income producing security.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at October 31, 2021.
Δ	Securities have been classified by country of origin.
X	This loan will settle after October 31, 2021, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
>	PIK. 41% of the income received was in cash and 59% was in principal.
*	Fully or partially on loan.
ψ	Perpetual security. Maturity date represents next call date.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at October 31, 2021. Rate will reset at a future date.
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At October 31, 2021, the aggregate value of Rule 144A securities was $910,106,043, which represents 21.78% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

◆

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at October 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

**	See Note 11 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $40,557,516 of securities loaned.

Unfunded Loan Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at October 31, 2021:

				Unrealized
	Principal			Appreciation
Borrower	Amount	Commitment	Value	(Depreciation)
TricorBraun 3.25% (LIBOR04M + 3.25%) 3/3/28	$245,845	$245,845	$244,769	$(1,076)

Schedule of investments
Delaware Diversified Income Fund

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at October 31, 2021:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Appreciation	Depreciation
JPMCB	EUR	(71,150,000)	USD	82,828,561	11/19/21	$545,604	$—
JPMCB	EUR	(3,115,000)	USD	3,655,436	12/3/21	51,728	—
JPMCB	PEN	(1,853,200)	USD	450,571	12/3/21	—	(13,233)
TD	EUR	(12,400,000)	USD	14,678,760	11/19/21	338,512	—
Total Foreign Currency Exchange Contracts						$935,844	$(13,233)

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
(1)	Euro-Bobl	$(154,627)	$(156,648)	12/8/21	$2,021	$—	$575
	US Treasury
368	3 yr Notes	84,433,000	84,861,870	12/31/21	—	(428,870)	37,375
	US Treasury
1,218	5 yr Notes	148,291,500	150,283,153	12/31/21	—	(1,991,653)	28,550
	US Treasury
(634)	10 yr Notes	(82,865,781)	(84,340,246)	12/21/21	1,474,465	—	29,715
	US Treasury
	10 yr Ultra
(106)	Notes	(15,373,313)	(15,699,332)	12/21/21	326,019	—	(16,563)
	US Treasury
	Long
449	Bonds	72,218,844	70,869,233	12/21/21	1,349,611	—	154,344
	US Treasury
(400)	Ultra Bonds	(78,562,500)	(76,606,423)	12/21/21	—	(1,956,076)	(300,000)
Total Futures Contracts			$129,211,607		$3,152,116	$(4,376,599)	$(66,004)

Swap Contracts

CDS Contracts2

Counterparty/
Reference
Obligation/							Variation
Termination				Upfront			Margin
Date/		Annual		Payments			Due from
Payment	Notional	Protection		Paid	Unrealized	Unrealized	(Due to)
Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	Depreciation[4]	Brokers
Over-The-Counter:
Protection Purchased/
Moody’s
Ratings:
JPMCB-United
Mexican
States
10.375%
9/20/22 Baa2
6/22/26-
Quarterly	5,579,000	1.000%	$(17,378)	$38,708	$—	$(56,086)	$—
JPMCB-Federated
Republic
of Brazil
4.25%
6/6/25 B2
6/20/26-
Quarterly	6,783,000	1.000%	387,436	198,875	188,561	—	—
Total CDS Contracts			$370,058	$237,583	$188,561	$(56,086)	$—

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts and foreign currency exchange contract presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 9 in “Notes to financial statements.”

Schedule of investments
Delaware Diversified Income Fund

[2]

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $(14,422).

Summary of abbreviations:
BB – Barclays Bank
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
DB – Deutsche Bank
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
GS – Goldman Sachs
ICE – Intercontinental Exchange, Inc.
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
LIBOR – London interbank offered rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR04M – ICE LIBOR USD 4 Month
LIBOR06M – ICE LIBOR USD 6 Month
PIK – Payment-in-kind
PJSC – Private Joint Stock Company
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
SOFR – Secured Overnight Financing Rate

Summary of abbreviations: (continued)
TBA – To be announced
TBD – To be determined
TD – TD Bank
yr – Year

Summary of currencies:
BRL – Brazilian Real
CLP – Chilean Peso
EUR – European Monetary Unit
IDR – Indonesia Rupiah
MXN – Mexican Peso
MYR – Malaysian Ringgit
PEN – Peruvian Sol
USD – US Dollar
UYU – Uruguayan Peso

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Diversified Income Fund	October 31, 2021

Assets:
Investments, at value*,†	$4,268,299,142
Short-term investments held as collateral for loaned securities, at value=	41,957,430
Cash	14,617,163
Cash collateral due from broker	2,270,301
Foreign currencies, at valueΔ	209,783
Receivable for securities sold	36,467,412
Receivable for fund shares sold	23,877,014
Dividends and interest receivable	20,911,748
Unrealized appreciation on foreign currency exchange contracts	935,844
Upfront payments paid on over the counter credit default swap contracts	237,583
Unrealized appreciation on over the counter credit default swap contracts	188,561
Securities lending income receivable	20,792
Total Assets	4,409,992,773
Liabilities:
Payable for securities purchased	178,338,174
Obligation to return securities lending collateral	41,965,955
Payable for fund shares redeemed	6,897,480
Other accrued expenses	1,088,663
Investment management fees payable to affiliates	1,040,259
Cash collateral due to broker	442,000
Distribution payable	405,623
Distribution fees payable to affiliates	229,997
Variation margin due to broker on futures contracts	66,004
Unrealized depreciation on over the counter credit default swap contracts	56,086
Other liabilities	40,028
Dividend disbursing and transfer agent fees and expenses payable to affiliates	30,323
Unrealized depreciation on foreign currency exchange contracts	13,233
Accounting and administration expenses payable to affiliates	13,055
Legal fees payable to affiliates	12,557
Audit and tax fees payable	10,530
Trustees’ fees and expenses payable to affiliates	6,091
Reports and statements to shareholders expenses payable to affiliates	5,592
Swap payments payable	1,376
Unrealized depreciation on unfunded loan commitments	1,076
Total Liabilities	230,664,102
Total Net Assets	$4,179,328,671

Net Assets Consist of:
Paid-in capital	$4,102,593,335
Total distributable earnings (loss)	76,735,336
Total Net Assets	$4,179,328,671

Net Asset Value

Class A:
Net assets	$716,493,447
Shares of beneficial interest outstanding, unlimited authorization, no par	78,124,436
Net asset value per share	$9.17
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$9.60

Class C:
Net assets	$79,732,974
Shares of beneficial interest outstanding, unlimited authorization, no par	8,696,548
Net asset value per share	$9.17

Class R:
Net assets	$21,563,005
Shares of beneficial interest outstanding, unlimited authorization, no par	2,352,528
Net asset value per share	$9.17

Institutional Class:
Net assets	$3,129,804,197
Shares of beneficial interest outstanding, unlimited authorization, no par	341,051,274
Net asset value per share	$9.18

Class R6:
Net assets	$231,735,048
Shares of beneficial interest outstanding, unlimited authorization, no par	25,251,145
Net asset value per share	$9.18
____________________
* Investments, at cost	$4,205,991,926
† Including securities on loan	40,557,516
= Short-term investments held as collateral for loaned securities, at cost	41,957,430
Δ Foreign currencies, at cost	221,051

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Diversified Income Fund	Year ended October 31, 2021

Investment Income:
Interest	$105,833,747
Securities lending income	284,323
Dividends	76,615
Foreign tax withheld	(18,461)
106,176,224

Expenses:
Management fees	17,884,295
Distribution expenses — Class A	1,866,239
Distribution expenses — Class C	1,021,390
Distribution expenses — Class R	119,270
Dividend disbursing and transfer agent fees and expenses	3,884,478
Accounting and administration expenses	671,582
Reports and statements to shareholders expenses	388,142
Legal fees	206,990
Registration fees	171,392
Custodian fees	149,554
Trustees’ fees and expenses	148,720
Audit and tax fees	49,518
Other	202,165
26,763,735
Less expenses waived	(6,586,242)
Less expenses paid indirectly	(746)
Total operating expenses	20,176,747
Net Investment Income	85,999,477

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$57,828,050
Foreign currencies	(1,027,918)
Foreign currency exchange contracts	762,053
Futures contracts	(3,351,376)
Swap contracts	(826,994)
Net realized gain	53,383,815

Net change in unrealized appreciation (depreciation) of:
Investments	(63,262,484)
Foreign currencies	(17,275)
Foreign currency exchange contracts	1,026,462
Futures contracts	(1,512,054)
Swap contracts	719,511
Net change in unrealized appreciation (depreciation)	(63,045,840)
Net Realized and Unrealized Loss	(9,662,025)
Net Increase in Net Assets Resulting from Operations	$76,337,452

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Diversified Income Fund

	Year ended
	10/31/21	10/31/20
Increase (Decrease) in Net Assets from Operations:
Net investment income	$85,999,477	$93,857,045
Net realized gain	53,383,815	114,586,293
Net change in unrealized appreciation (depreciation)	(63,045,840)	39,534,208
Net increase in net assets resulting from operations	76,337,452	247,977,546

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(18,967,282)	(21,122,241)
Class C	(1,862,937)	(4,397,534)
Class R	(548,609)	(806,439)
Institutional Class	(80,849,624)	(82,233,267)
Class R6	(2,738,331)	(993,617)
	(104,966,783)	(109,553,098)

Capital Share Transactions:
Proceeds from shares sold:
Class A	153,227,523	179,125,617
Class C	11,748,362	18,526,577
Class R	4,314,172	7,056,142
Institutional Class	1,066,676,879	945,627,888
Class R6	52,334,081	26,009,599
Net assets from merger:[1]
Class R6	159,933,281	—

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	16,471,265	20,011,247
Class C	1,770,649	4,188,456
Class R	534,388	810,214
Institutional Class	75,367,845	80,019,030
Class R6	2,533,655	888,885
	1,544,912,100	1,282,263,655

	Year ended
	10/31/21	10/31/20
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(182,345,423)	$(245,218,023)
Class C	(83,953,367)	(131,855,891)
Class R	(9,587,287)	(18,648,409)
Institutional Class	(662,572,994)	(1,072,460,660)
Class R6	(18,106,567)	(13,608,054)
	(956,565,638)	(1,481,791,037)
Increase (decrease) in net assets derived from capital share
transactions	588,346,462	(199,527,382)
Net Increase (Decrease) in Net Assets	559,717,131	(61,102,934)
Net Assets:
Beginning of year	3,619,611,540	3,680,714,474
End of year	$4,179,328,671	$3,619,611,540

[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 14 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/21	10/31/20	10/31/19	10/31/18		10/31/17
$9.23	$8.85	$8.19	$8.74		$8.81

0.19	0.22	0.27	0.29		0.28
(0.02)	0.42	0.68	(0.53)		(0.03)
0.17	0.64	0.95	(0.24)		0.25

(0.23)	(0.26)	(0.27)	(0.25)		(0.32)
— [2]	—	—	—		—
—	—	(0.02)	(0.06)		— [2]
(0.23)	(0.26)	(0.29)	(0.31)		(0.32)

$9.17	$9.23	$8.85	$8.19		$8.74

1.90% [4]	7.37% [4]	11.82% [4,5]	(2.77%	)[4]	2.89%

$716,494	$733,935	$751,229	$734,630		$893,311
0.69%	0.69%	0.70%	0.77%		0.89%
0.86%	0.86%	0.88%	0.87%		0.89%
2.04%	2.47%	3.16%	3.37%		3.24%
1.87%	2.30%	2.98%	3.27%		3.24%
198%	112%	167%	122%		125%

Financial highlights
Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 14 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/21	10/31/20	10/31/19	10/31/18		10/31/17
$9.22	$8.85	$8.19	$8.74		$8.81

0.12	0.15	0.20	0.22		0.22
(0.01)	0.41	0.69	(0.52)		(0.04)
0.11	0.56	0.89	(0.30)		0.18

(0.16)	(0.19)	(0.21)	(0.19)		(0.25)
— [2]	—	—	—		—
—	—	(0.02)	(0.06)		— [2]
(0.16)	(0.19)	(0.23)	(0.25)		(0.25)

$9.17	$9.22	$8.85	$8.19		$8.74

1.25% [4]	6.45% [4]	10.99% [4,5]	(3.49%	)[4]	2.13%

$79,733	$149,707	$250,652	$382,168		$620,954
1.44%	1.44%	1.45%	1.52%		1.64%
1.61%	1.61%	1.63%	1.62%		1.64%
1.29%	1.72%	2.41%	2.62%		2.49%
1.12%	1.55%	2.23%	2.52%		2.49%
198%	112%	167%	122%		125%

Financial highlights
Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 14 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/21	10/31/20	10/31/19	10/31/18		10/31/17
$9.22	$8.85	$8.19	$8.73		$8.81

0.17	0.20	0.25	0.27		0.26
(0.01)	0.41	0.68	(0.52)		(0.04)
0.16	0.61	0.93	(0.25)		0.22

(0.21)	(0.24)	(0.25)	(0.23)		(0.30)
— [2]	—	—	—		—
—	—	(0.02)	(0.06)		— [2]
(0.21)	(0.24)	(0.27)	(0.29)		(0.30)

$9.17	$9.22	$8.85	$8.19		$8.73

1.76% [4]	6.99% [4]	11.54% [4,5]	(2.90%	)[4]	2.52%

$21,563	$26,403	$36,082	$46,060		$61,630
0.94%	0.94%	0.95%	1.02%		1.14%
1.11%	1.11%	1.13%	1.12%		1.14%
1.79%	2.22%	2.91%	3.12%		2.99%
1.62%	2.05%	2.73%	3.02%		2.99%
198%	112%	167%	122%		125%

Financial highlights
Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 14 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/21	10/31/20	10/31/19	10/31/18		10/31/17
$9.23	$8.86	$8.20	$8.74		$8.82

0.21	0.25	0.29	0.31		0.30
(0.01)	0.40	0.68	(0.52)		(0.04)
0.20	0.65	0.97	(0.21)		0.26

(0.25)	(0.28)	(0.29)	(0.27)		(0.34)
— [2]	—	—	—		—
—	—	(0.02)	(0.06)		— [2]
(0.25)	(0.28)	(0.31)	(0.33)		(0.34)

$9.18	$9.23	$8.86	$8.20		$8.74

2.27% [4]	7.52% [4]	12.09% [4,5]	(2.41%	)[4]	3.03%

$3,129,804	$2,671,510	$2,619,167	$2,886,234		$2,819,555
0.44%	0.44%	0.45%	0.52%		0.64%
0.61%	0.61%	0.63%	0.62%		0.64%
2.29%	2.72%	3.41%	3.62%		3.49%
2.12%	2.55%	3.23%	3.52%		3.49%
198%	112%	167%	122%		125%

Financial highlights
Delaware Diversified Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions
Net asset value, end of period
Total return[3]
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.31% lower. See Note 14 in “Notes to financial statements.”
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/21	10/31/20	10/31/19	10/31/18		10/31/17
$9.23	$8.86	$8.20	$8.74		$8.81

0.22	0.25	0.30	0.31		0.31
(0.01)	0.41	0.68	(0.51)		(0.04)
0.21	0.66	0.98	(0.20)		0.27

(0.26)	(0.29)	(0.30)	(0.28)		(0.34)
— [2]	—	—	—		—
—	—	(0.02)	(0.06)		— [2]
(0.26)	(0.29)	(0.32)	(0.34)		(0.34)
$9.18	$9.23	$8.86	$8.20		$8.74
2.35% [4]	7.61% [4]	12.18% [4,5]	(2.33%	)[4]	3.14%

$231,735	$38,057	$23,584	$17,835		$12,935
0.36%	0.36%	0.36%	0.44%		0.55%
0.53%	0.53%	0.54%	0.54%		0.55%
2.37%	2.80%	3.50%	3.70%		3.57%
2.20%	2.63%	3.32%	3.60%		3.57%
198%	112%	167%	122%		125%

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2021

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; and for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap options contracts (swaptions) and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended October 31, 2021 and for all open tax years (years ended October 31, 2018–October 31, 2020), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. During the year ended October 31, 2021, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements — The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on October 31, 2021, and matured on the next business day.

Notes to financial statements
Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At October 31, 2021, the Fund received $142,000 cash collateral for TBA trades from Citibank, which is included in “Cash collateral due to broker” on the “Statement of assets and liabilities.”

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays dividends from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended October 31, 2021.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended October 31, 2021, the Fund earned $746 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on it’s behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub- Advisor a portion of its investment management fee.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.45% of the Fund’s Class A, Class C, Class R, and Institutional Class average daily net assets and 0.36% of the Fund’s Class R6 shares average daily net assets from November 1, 2020 through October 31, 2021.* For purposes of those waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid

Notes to financial statements
Delaware Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

directly by the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended October 31, 2021, the Fund was charged $137,911 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended October 31, 2021, the Fund was charged $330,103 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended October 31, 2021, the Fund was charged $148,064 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended October 31, 2021, DDLP earned $28,524 for commissions on sales of the Fund’s Class A shares. For the year ended October 31, 2021, DDLP received gross CDSC commissions of $12,071 and $4,935 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

___________________

*	The aggregate contractual waiver period covering this report is from February 28, 2020 through March 1, 2022.

3. Investments

For the year ended October 31, 2021, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$1,480,937,812
Purchases of US government securities	6,301,997,959
Sales other than US government securities	1,575,967,466
Sales of US government securities	5,881,426,408

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At October 31, 2021, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$4,261,044,305
Aggregate unrealized appreciation of investments and derivatives	$90,144,986
Aggregate unrealized depreciation of investments and derivatives	(41,102,116)
Net unrealized appreciation of investments and derivatives	$49,042,870

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the

Notes to financial statements
Delaware Diversified Income Fund

3. Investments (continued)

circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of October 31, 2021:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage
Obligations	$—	$110,967,648	$—	$110,967,648
Agency Commercial Mortgage-Backed
Securities	—	10,581,287	—	10,581,287
Agency Mortgage-Backed Securities	—	846,853,492	—	846,853,492
Collateralized Debt Obligations	—	75,937,621	—	75,937,621
Common Stock	—	—	—	—
Convertible Bond	—	8,175,117	—	8,175,117
Corporate Bonds	—	1,633,026,157	—	1,633,026,157
Loan Agreements[1]	—	172,052,005	6,482,777	178,534,782

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,249,029	$—	$1,249,029
Non-Agency Asset-Backed Securities	—	68,510,883	—	68,510,883
Non-Agency Collateralized Mortgage
Obligations	—	78,176,414	9,108,505	87,284,919
Non-Agency Commercial
Mortgage-Backed Securities	—	372,871,018	—	372,871,018
Sovereign Bonds	—	192,622,859	—	192,622,859
Supranational Banks	—	2,176,980	—	2,176,980
US Treasury Obligations	—	401,353,786	—	401,353,786
Short-Term Investments	278,153,564	—	—	278,153,564
Securities Lending Collateral	—	41,957,430	—	41,957,430
Total Value of Securities	$278,153,564	$4,016,511,726	$15,591,282	$4,310,256,572

Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$935,844	$—	$935,844
Futures Contracts	3,152,116	—	—	3,152,116
Swap Contracts	—	188,561	—	188,561
Liabilities:
Foreign Currency Exchange Contracts	$—	$(13,233)	$—	$(13,233)
Futures Contracts	(4,376,599)	—	—	(4,376,599)
Swap Contracts	—	(56,086)	—	(56,086)

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Level 3	Total
Loan Agreements	—	96.37%	3.63%	100.00%
Non-Agency Collateralized Mortgage Obligations	—	89.56%	10.44%	100.00%

[2]	Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

The security that has been valued at zero on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the year ended October 31, 2021, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the year in relation to the Fund’s net assets.

Notes to financial statements
Delaware Diversified Income Fund

3. Investments (continued)

Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended October 31, 2021 and 2020 were as follows:

	Year ended
	10/31/21	10/31/20
Ordinary income	$104,966,783	$109,553,098
Total	$104,966,783	$109,553,098

5. Components of Net Assets on a Tax Basis

As of October 31, 2021, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$4,102,593,335
Undistributed ordinary income	5,152,934
Undistributed long-term capital gains	22,945,155
Distributions payable	(405,623)
Unrealized appreciation of investments, foreign currencies, and derivatives	49,042,870
Net assets	$4,179,328,671

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, mark-to-market of swap contracts, mark-to-market of futures contracts, tax deferral of straddles losses, and market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to disallowed expenses. Results of operations and net assets were not affected by these reclassifications. At October 31, 2021, the Fund recorded the following reclassifications:

Paid-in capital	$28,180
Total distributable earnings (loss)	(28,180)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/21	10/31/20
Shares sold:
Class A	16,454,475	19,813,427
Class C	1,264,410	2,054,828
Class R	465,089	786,040
Institutional Class	114,933,678	104,522,545
Class R6	5,625,914	2,854,734

Shares from merger:[1]
Class R6	17,178,655	—

Shares issued upon reinvestment of dividends and distributions:
Class A	1,776,189	2,228,200
Class C	190,437	467,876
Class R	57,606	90,413
Institutional Class	8,121,337	8,899,219
Class R6	273,792	98,482
	166,341,582	141,815,764

Shares redeemed:
Class A	(19,648,722)	(27,361,061)
Class C	(8,988,650)	(14,614,348)
Class R	(1,033,398)	(2,091,393)
Institutional Class	(71,351,905)	(119,739,688)
Class R6	(1,949,255)	(1,493,671)
	(102,971,930)	(165,300,161)
Net increase (decrease)	63,369,652	(23,484,397)

[1]	See Note 7.

Notes to financial statements
Delaware Diversified Income Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended October 31, 2021 and 2020, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class	Class R6
	Shares	Shares	Shares	Shares	Shares	Shares	Value
Year ended
10/31/21	161,173	274,887	756,347	274,816	141,687	777,123	$11,206,874
10/31/20	293,413	664,659	9,465	608,714	347,083	12,123	8,735,392

7. Reorganization

On July 23, 2021, the Board approved a proposal to reorganize Macquarie Core Plus Bond Portfolio, a series of Macquarie Institutional Portfolios (the “Acquired Fund”) with and into Delaware Diversified Income Fund (the “Acquiring Fund”), (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Fund liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Fund to own shares of a Fund with a similar investment objective and style as, and potentially lower net expenses than the Acquired Fund. The Reorganization was accomplished by a tax-free exchange of shares on July 23, 2021. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the Reorganization are as follows:

Shares
Acquired	Acquired	Converted	Acquiring
Fund	Fund Shares	to Acquiring	Fund	Conversion
Net Assets	Outstanding	Fund	Net Assets	Ratio
Macquarie Core Plus Bond		Delaware Diversified Income
Portfolio - Portfolio Class		Fund - Class R6
$159,933,281	15,712,373	17,178,655	$63,938,093	1.0933

The net assets of the Acquiring Fund before the Reorganization were $3,949,385,507. The net assets of the Acquiring Fund immediately following the Reorganization were $4,109,318,788.

Assuming the Reorganization had been completed on November 1, 2020, the Acquiring Fund’s pro forma results of operations for the year ended October 31, 2021, would have been as follows:

Net investment income	$88,918,474
Net realized gain on investments	54,945,611
Net change in unrealized appreciation (depreciation)	(62,849,732)
Net increase in net assets resulting from operations	$81,014,353

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on July 23, 2021.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $275,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.

On November 2, 2020, the Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the Agreement expires on November 1, 2021.

The Fund had no amounts outstanding as of October 31, 2021, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is

Notes to financial statements
Delaware Diversified Income Fund

9. Derivatives (continued)

recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended October 31, 2021, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At October 31, 2021, the Fund posted $2,270,301 in cash collateral for open futures contracts, which is presented as Cash collateral due from broker on the Statement of assets and liabilities.

During the year ended October 31, 2021, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into interest rate swaps to manage its sensitivity to interest rates or to hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty. There were no interest rate swap contracts outstanding at October 31, 2021.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended October 31, 2021, the Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as

Notes to financial statements
Delaware Diversified Income Fund

9. Derivatives (continued)

unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended October 31, 2021, the Fund entered into CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At October 31, 2021, the Fund received $300,000 in cash collateral for open over-the-counter credit default swap contracts, which is included in “Cash collateral due to broker” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of October 31, 2021 were as follows:

	Asset Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized appreciation on foreign currency exchange
contracts	$935,844	$—	$—	$935,844
Variation margin due from broker on futures contracts*	—	3,152,116	—	3,152,116
Unrealized appreciation on over the counter credit
default swap contracts	—	—	188,561	188,561
Total	$935,844	$3,152,116	$188,561	$4,276,521

	Liability Derivatives Fair Value
		Interest
Statement of Assets and	Currency	Rate	Credit
Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized depreciation on foreign currency exchange
contracts	$(13,233)	$—	$—	$(13,233)
Variation margin due from broker on futures contracts*	—	(4,376,599)	—	(4,376,599)
Unrealized depreciation on over the counter credit
default swap contracts	—	—	(56,086)	(56,086)
Total	$(13,233)	$(4,376,599)	$(56,086)	$(4,445,918)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through October 31, 2021. Only current day variation margin is reported on the Fund’s “Statement of assets and liabilities.”

Notes to financial statements
Delaware Diversified Income Fund

9. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended October 31, 2021 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency contracts	$762,053	$—	$—	$762,053
Interest rate contracts	—	(3,351,376)	—	(3,351,376)
Credit contracts	—	—	(826,994)	(826,994)
Total	$762,053	$(3,351,376)	$(826,994)	$(3,416,317)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency contracts	$1,026,462	$—	$—	$1,026,462
Interest rate contracts	—	(1,512,054)	—	(1,512,054)
Credit contracts	—	—	719,511	719,511
Total	$1,026,462	$(1,512,054)	$719,511	$233,919

The table below summarizes the average balance of derivative holdings by the Fund during the year ended October 31, 2021:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$7,131,960	$8,430,914
Futures contracts (average notional value)	116,251,537	100,567,740
CDS contracts (average notional value)*	11,384,410	—

*	Long represents buying protection and short represents selling protection.

10. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At October 31, 2021, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
JPMorgan Chase Bank	$785,893	$(69,319)	$716,574
TD Bank	338,512	—	338,512
Total	$1,124,405	$(69,319)	$1,055,086

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
JPMorgan Chase
Bank	$716,574	$—	$(20,000)	$—	$—	$696,574
TD Bank	338,512	—	(280,000)	—	—	58,512
Total	$1,055,086	$—	$(300,000)	$—	$—	$755,086

Securities Lending

Securities lending transactions are entered into by the Fund under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 11).

As of October 31, 2021, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Fair Value of
	Securities	Cash	Non-Cash	Net
	Loaned	Collateral	Collateral	Collateral
Counterparty	at Value	Received	Received	Received	Net Exposure(a)
Bank of New York
Mellon	$40,557,516	$(40,557,516)	$—	$(40,557,516)	$—

Notes to financial statements
Delaware Diversified Income Fund

10. Offsetting (continued)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedule of investments.” Securities purchased with cash collateral are valued at the market value. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2021:

	Overnight
Securities Lending	and	Under	Between	Over
Transactions	continuous	30 days	30 & 90 days	90 Days	Total
Certificates of
Deposit and
Repurchase
Agreements	$41,957,430	$—	$—	$—	$41,957,430

At October 31, 2021, the value of securities on loan was $40,557,516, for which the Fund received cash collateral of $41,965,955. At October 31, 2021, the value of invested collateral was $41,957,430. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

12. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.

When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact

Notes to financial statements
Delaware Diversified Income Fund

12. Credit and Market Risk (continued)

investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Fund may also invest in securities exempt from registration under Section (4)(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

Notes to financial statements
Delaware Diversified Income Fund

13. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

14. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust is seeking to recover such amounts arguing that the Fund is an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based on available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $15,959,167 and an asset of $4,787,750 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

The plaintiff and the term loan lenders, which included the Fund, reached an agreement that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Fund recognizing a gain in the amount of the liabilities reversed.

15. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

16. Subsequent Events

On November 1, 2021, the Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described in Note 8 and to be operated in substantially the same manner as the agreement described in Note 8. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

Management has determined that no other material events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds and Shareholders of Delaware Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Diversified Income Fund (one of the series constituting Delaware Group® Adviser Funds, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2021

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Diversified Income Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 25-27, 2021, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2020 through March 31, 2021. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Other Fund information (Unaudited)
Delaware Diversified Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended October 31, 2021, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
Total Distributions (Tax Basis)	100.00%
____________________

(A)	is based on a percentage of the Fund’s total distributions.
*	For the fiscal year ended October 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 75.32%. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

For the fiscal year ended October 31, 2021, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended October 31, 2021, the Fund has reported maximum distributions of Qualified Interest Income of $79,067,843 and short-term capital gain of $4,956,508.

The percentage of the ordinary dividends reported is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100%.

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund at a meeting held August 10-12, 2021

At a meeting held on August 10-12, 2021 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment

Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Asset Management”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund, economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2021, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds by Macquarie® (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by each Sub-Adviser to the Fund. In reviewing the nature, extent, and quality of services, the Board considered

Other Fund information (Unaudited)
Delaware Diversified Income Fund

Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Diversified Income Fund at a meeting held August 10-12, 2021 (continued)

reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the Sub-Advisers.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the Fund’s investment performance in comparison to a group of similar funds (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended December 31, 2020. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional core plus bond funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group and, for comparative consistency, included 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Fund and in relation to each Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2021, the Fund’s net assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer
Interested Trustee

Shawn K. Lytle[1]	President,	President and	Global Head of Macquarie	150	Trustee — UBS Relationship
610 Market Street	Chief Executive	Chief Executive	Investment Management[2]		Funds, SMA Relationship Trust,
Philadelphia, PA	Officer,	Officer	(January 2019–Present)		and UBS Funds
19106-2354	and Trustee	since August 2015	Head of Americas of		(May 2010–April 2015)
February 1970		Trustee since	Macquarie Group
		September 2015	(December 2017–Present)
Deputy Global Head of
Macquarie Investment
Management
(2017–2019)
Head of Macquarie Investment
Management Americas
(2015–2017)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	150	None
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	150	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	150	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	150	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	150	Director; Compensation
Committee and Governance
Committee Member —
Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co.
(2015–2019)
Director, Audit and
Compensation Committee
Member — vTv Therapeutics Inc.
(2017–Present)
Director and Audit Committee
Member — FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	150	Trust Manager and Audit
Committee Chair — Camden
Property Trust
(August 2011–Present)
Director; Audit
and Compensation
Committee Member —
Callon Petroleum Company
(December 2019–Present)
Director — New Senior
Investment Group Inc.
(January 2021–September 2021)
Director; Audit Committee
Member — Carrizo Oil & Gas,
Inc. (March 2018–December
2019)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman — PNC Financial Services Group (2010–April 2013)	150	Director — HSBC North America
Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA,
National Association
(July 2014–March 2017)
Director — HSBC Finance
Corporation
(December 2013–April 2018)

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Christianna Wood	Trustee	Since January 2019	Chief Executive Officer and	150	Director; Finance Committee and
610 Market Street			President — Gore Creek Capital,		Audit Committee Member —
Philadelphia, PA			Ltd. (August 2009–Present)		H&R Block Corporation
19106-2354					(July 2008–Present)
August 1959					Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member —
The Merger Fund
(2013–October 2021),
The Merger Fund VL
(2013–October 2021); WCM
Alternatives: Event-Driven Fund
(2013–October 2021), and WCM
Alternatives: Credit Event Fund
(December 2017–October 2021)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Janet L. Yeomans	Trustee	Since April 1999	Vice President and Treasurer	150	Director; Personnel and
610 Market Street			(January 2006–July 2012), Vice		Compensation Committee Chair;
Philadelphia, PA			President — Mergers &		Member of Nominating,
19106-2354			Acquisitions		Investments, and Audit
July 1948			(January 2003–January 2006),		Committees for various periods
			and Vice President and Treasurer		throughout directorship —
			(July 1995–January 2003) — 3M		Okabena Company (2009–2017)
Company
Officers

David F. Connor	Senior Vice President,	Senior Vice President,	David F. Connor has served in	150	None[3]
610 Market Street	General Counsel, and	since May 2013;	various capacities at different
Philadelphia, PA	Secretary	General Counsel	times at Macquarie Investment
19106-2354		since May 2015;	Management.
December 1963		Secretary since
October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	Daniel V. Geatens has served in	150	None[3]
610 Market Street	and Treasurer	and Treasurer since	various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Investment
19106-2354			Management.
October 1972

				Number of	Other
			Principal	Portfolios in Fund	Directorships
Name,	Position(s)		Occupation(s)	Complex Overseen	Held by
Address,	Held with	Length of Time	During the	by Trustee	Trustee
and Birth Date	Fund(s)	Served	Past Five Years	or Officer	or Officer

Richard Salus	Senior Vice President	Senior Vice President	Richard Salus has served in	150	None
610 Market Street	and Chief Financial	and Chief Financial	various capacities at different
Philadelphia, PA	Officer	Officer since	times at Macquarie Investment
19106-2354		November 2006	Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer, and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Shawn K. Lytle President and Chief Executive Officer Delaware Funds by Macquarie® Philadelphia, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY	Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL	Christianna Wood Chief Executive Officer and President Gore Creek Capital, Ltd. Golden, CO

Jerome D. Abernathy Managing Member, Stonebrook Capital Management, LLC Jersey City, NJ	Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	Thomas K. Whitford Former Vice Chairman PNC Financial Services Group Pittsburgh, PA	Janet L. Yeomans Former Vice President and Treasurer 3M Company St. Paul, MN

Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	John A. Fry President Drexel University Philadelphia, PA

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $43,560 for the fiscal year ended October 31, 2021.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $79,310 for the fiscal year ended October 31, 2020.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended October 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended October 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,265 for the fiscal year ended October 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $10,700 for the fiscal year ended October 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2020.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,044,000 and $5,607,000 for the registrant’s fiscal years ended October 31, 2021 and October 31, 2020, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® ADVISER FUNDS

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 5, 2022

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 5, 2022